                            SCHEDULE 14A INFORMATION
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                      OHIO STATE FINANCIAL SERVICES, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                       OHIO STATE FINANCIAL SERVICES, INC.
                                 435 MAIN STREET
                             BRIDGEPORT, OHIO 43912
                                 (740) 635-0764

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


         Notice is hereby given that a Special Meeting of Shareholders of Ohio State Financial Services, Inc. will be held at the offices of Bridgeport Savings and Loan Association, 435 Main Street, Bridgeport, Ohio, on August 27, 2001 at 1:00 p.m., local time for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1. To consider and vote upon the adoption of the Agreement and Plan of Merger between Ohio State Financial Services, Inc. and Advance Financial Bancorp, dated April 18, 2001, which provides for the acquisition of OSFS by Advance Financial, and the related Plan of Merger, dated May 14, 2001 between OSFS and AFB Acquisition Subsidiary, Inc.; and

         2. To transact such other business incident to the conduct of the Special Meeting as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting, including adjournment of the Special Meeting to allow for additional solicitation of shareholder votes in order to obtain the required vote to approve and adopt the Agreement and Plan of Merger and the Plan of Merger.

         Only OSFS shareholders of record at the close of business on July 16, 2001, will be entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Whether or not you expect to attend the Special Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE SPECIAL MEETING. Giving a proxy does not affect your right to vote in person in the event that you attend the Special Meeting.


July 18, 2001                                By Order of the Board of Directors





                                             Jon W. Letzkus, President

                       OHIO STATE FINANCIAL SERVICES, INC.
                                 435 MAIN STREET
                             BRIDGEPORT, OHIO 43912
                                 (740) 635-0764


                                 PROXY STATEMENT

                               GENERAL INFORMATION


         On April 18, 2001, Ohio State Financial Services, Inc. ("OSFS") executed an Agreement and Plan of Merger that provides for the acquisition of OSFS and Bridgeport Savings and Loan Association ("Bridgeport") by Advance Financial Bancorp ("Advance Financial") and Advance Financial Savings Bank ("Advance Savings"). For tax reasons, the merger will involve AFB Acquisition Subsidiary, Inc. (the "Acquisition Subsidiary"), a merger subsidiary created by Advance Financial, pursuant to the Plan of Merger dated May 14, 2001.

         We cannot complete the merger unless the holders of at least 247,700 OSFS shares, which is a majority of the issued and outstanding OSFS shares, adopt the merger agreement and the plan of merger. The board of directors of OSFS has scheduled a special meeting of shareholders to vote on the merger agreement and the plan of merger. The date, time and place of the special meeting are as follows:

                                 August 27, 2001
                                    1:00 p.m.
                     Bridgeport Savings and Loan Association
                                 435 Main Street
                             Bridgeport, Ohio 43912

         If we complete the merger, each OSFS shareholder will receive $16.00 in cash in exchange for each OSFS share owned as of the effective time of the merger.

         This document provides detailed information about the merger. We encourage you to read this entire document carefully.

         This document is being mailed to shareholders of OSFS on or about July 25, 2001.

                                TABLE OF CONTENTS

Summary...................................................................1
   The parties............................................................1
   The merger.............................................................1
   Background and reasons for the merger..................................2
   Opinion of Keefe, Bruyette & Woods, Inc................................2
   Recommendation to shareholders.........................................2
   Interests of directors and executive officers..........................2
   Termination and amendment of the merger agreement......................3
   Special meeting of  shareholders.......................................3
   Dissenters' rights.....................................................3
   Federal tax consequences of the merger.................................3
   Per share market price information.....................................3
Per share market price information........................................4
Purpose of this document..................................................4
The special meeting of OSFS shareholders..................................4
   Time, date and place...................................................4
   Purpose of the meeting.................................................4
   Shares outstanding and entitled to vote; record date...................4
   Votes required.........................................................5
Share ownership of certain beneficial owners and management...............5
   Voting and solicitation and revocation of proxies......................7
   Dissenters' rights.....................................................7
The parties...............................................................9
   Advance Financial and Advance Savings..................................9
   OSFS and Bridgeport....................................................9
The merger................................................................9
   Background and reasons for the merger.................................10
   Keefe, Bruyette & Woods, Inc..........................................10
   Recommendation of the Board of Directors of OSFS......................12
   Exchange of OSFS shares...............................................13
   Exchange of certificates evidencing OSFS shares.......................13
   Representations and warranties........................................13
   Covenants.............................................................14
   Conditions............................................................16
   Effective time........................................................17
   Termination and amendment.............................................17
   Interests of directors and executive officers.........................18
   Federal income tax consequences.......................................19
   Regulatory approvals..................................................19
Proposals for the 2002 annual shareholders' meeting......................19
Where you can find more information......................................20

Appendix A    Agreement and Plan of Merger, dated April 18, 2001 between Advance
----------    Financial Bancorp and OSFS

Appendix B    Plan of Merger dated May 14, 2001, between OSFS and AFB
----------    Acquisition Subsidiary, Inc.

Appendix C    Rights of Dissenting Shareholders, Ohio General Corporation Law
----------    Section 1701.85

Appendix D    Opinion of Keefe, Bruyette & Woods, Inc., dated July 18, 2001
----------

                                     SUMMARY

         This summary highlights selected information from this document. It does not contain all of the information that is important to you. You should read carefully this entire document to fully understand the merger. To obtain more information, see "Where you can find more information" on page 20. Page references are included in this summary to direct you to a more complete description of topics discussed in this document.

THE PARTIES (PAGE 9)

Advance Financial and Advance Savings
1015 Commerce Street
Wellsburg, West Virginia 26070

         Advance Financial is a savings and loan holding company organized under Delaware law in September 1996. Advance Financial acquired all of the capital stock issued by Advance Savings upon its conversion from mutual to stock form. Advance Financial conducts no significant business or operations of its own other than holding all of the outstanding stock of Advance Savings.

         Advance Savings is a federally chartered stock savings bank headquartered in Wellsburg, West Virginia, with branches in Follansbee, West Virginia and Wintersville, Ohio. Advance Savings operates a traditional savings bank business, attracting deposit accounts from the general public and using those deposits, together with other funds, primarily to originate and invest in loans secured by one- to four-family residential real estate, non-residential real estate, and commercial loans. To a lesser extent, Advance Savings also originates multi-family real estate loans and consumer loans.


OSFS and Bridgeport
435 Main Street
Bridgeport, Ohio 43912

         OSFS is a savings and loan holding company organized under Ohio law in March 1997. OSFS acquired all of the common shares issued by Bridgeport, a savings and loan association organized under Ohio law, upon the conversion of Bridgeport from mutual to stock form in September 1997. The primary business of OSFS is holding all of the issued and outstanding shares of Bridgeport.

        Bridgeport conducts business from its main office located in Bridgeport, Ohio, and one full-service branch located in Shadyside, Ohio. The principal business of Bridgeport is the origination of permanent mortgage loans on one- to four-family residential real estate located in Bridgeport's primary market area, which consists of Belmont County, Ohio, and Ohio and Marshall Counties, West Virginia. Bridgeport also originates a limited number of loans for the construction of one- to four-family residences and permanent mortgage loans secured by nonresidential real estate in its market area. In addition to real estate lending, Bridgeport originates secured and unsecured consumer loans.

THE MERGER (PAGES 9 THROUGH 19)

         If the merger is completed, OSFS shareholders shall have the right to receive $16.00 in cash for each OSFS share owned as of the effective time of merger. Advance Financial shall designate an exchange agent through which OSFS shareholders may exchange their stock certificates for the merger consideration.

         For tax purposes, the merger agreement and the plan of merger provide for the merger of AFB Acquisition Subsidiary, a newly organized subsidiary of Advance Financial, into OSFS, the immediate subsequent liquidation of all OSFS shares and the merger of Bridgeport into Advance Savings. The merger cannot be completed unless the holders of at least 247,700 OSFS shares approve the merger.

         We have attached the merger agreement and the plan of merger to this document as Appendices A and B and incorporated them by reference into this document. Please read the merger agreement and the plan of merger. They are the legal documents that govern the merger.

BACKGROUND AND REASONS FOR THE MERGER (PAGES 9 AND 10)

         OSFS and Advance Financial have proposed the merger to best serve the interests of OSFS shareholders and maximize shareholder value, while continuing to serve the needs of Bridgeport's customers.

OPINION OF KEEFE, BRUYETTE & WOODS, INC. (PAGE 10)

         In deciding to approve the merger, the OSFS board of directors considered the opinion of its financial advisor, Keefe, Bruyette & Woods, Inc. ("KBW"), dated April 18, 2001, that the merger consideration was fair to OSFS shareholders as of such date from a financial point of view. The opinion, updated as of July 18, 2001, is attached as Appendix D to this document. We encourage you to read the opinion.

RECOMMENDATION TO SHAREHOLDERS (PAGE 12)

         The board of directors of OSFS believes that the merger is in the best interests of OSFS and its shareholders and unanimously recommends that you vote FOR the proposal to adopt the merger agreement and the plan of merger.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS (PAGE 18)

         Some of the directors and officers of OSFS and Bridgeport have interests in the merger that are different from, or in addition to, their interests as shareholders of OSFS. These interests include the following:

         - At the effective time of the merger, each outstanding OSFS stock option shall be converted into the right to receive a cash payment equal to the difference between $16.00 and the exercise price per share of each outstanding option. The directors and executive officers of OSFS as a group have options to acquire a total of 41,219 shares of OSFS.

         - Each holder of an unvested share of OSFS restricted stock that was granted under the Bridgeport Savings and Loan Association Recognition and Retention Plan and Trust merger agreement (the "RRP"), shall be entitled to receive a cash payment equal to $16.00 per share. The directors and executive officers of OSFS as a group have a total of 5,571 shares of unvested restricted stock.

         - The OSFS employee stock ownership plan ("ESOP") will be terminated as of the effective time of the merger and all OSFS shares held by the ESOP trustee will be exchanged for $16.00 per share. The ESOP trustee will use this money to retire the loan from OSFS to the ESOP. Any money that remains in the ESOP after retirement of the loan will be distributed to the ESOP participants.

         - For six years after completion of the merger, Advance Financial will indemnify the past and present officers and directors of OSFS and Bridgeport. Advance Financial will also provide them with directors and officers' liability insurance coverage for three years after the effective time of the merger.

         - The merger agreement provides for Advance Financial to make a lump sum payment to the president of OSFS and Bridgeport under the terms of his current employment agreement. This payment will be equal to two times his annual salary.

         - Advance Financial will appoint the four current non-employee directors of Bridgeport to an advisory board for a period of at least one year after completion of the merger. The directors will receive compensation for service on the advisory board.

TERMINATION AND AMENDMENT OF THE MERGER AGREEMENT (PAGES 17 AND 18)

         The parties to the merger agreement may agree to terminate the merger at any time before it is effective, even if the shareholders have voted to approve the merger. The merger agreement may be terminated if:

         -        the parties mutually consent to its termination in writing;

         -        the parties do not complete the merger by December 31, 2001;
                  or

         - the parties have not satisfied or agreed to waive the conditions listed in the merger agreement.

         If the merger is not completed because OSFS enters into an acquisition agreement with a party other than Advance Financial, OSFS will be required to pay a fee of $400,000 to Advance Financial. If either OSFS or Advance Financial willfully breaches the merger agreement, the breaching party will be required to pay all reasonable expenses of the other party, not to exceed $200,000.

         The merger agreement may be amended with the consent of the board of directors of each party at any time before or after receiving shareholder approval of the merger agreement. However, if the shareholders have approved the merger, the merger agreement may not be amended without their approval if the amendment would reduce the amount of the per share merger consideration or materially and adversely affect their rights as shareholders.

SPECIAL MEETING OF SHAREHOLDERS (PAGES 4 AND 5)

         The OSFS special meeting of shareholders will take place at the offices of Bridgeport Savings and Loan Association, 435 Main Street, Bridgeport, Ohio, on August 27, 2001, at 1:00 p.m.. If you owned OSFS common shares on July 16, 2001, you are entitled to vote at the special meeting. To approve the merger, the holders of 247,700 OSFS shares, which is a majority of the issued and outstanding shares, must vote in favor of the merger agreement and the plan of merger.

         The directors of OSFS have agreed to vote all of their OSFS shares for the adoption of the merger agreement and the plan of merger. As of July 16, 2001, the directors, in the aggregate, owned or had the power to vote 81,034 OSFS shares, or 16.3% of the issued and outstanding shares.

DISSENTERS' RIGHTS (PAGES 7 THROUGH 9)

         Ohio law provides that OSFS shareholders may receive the fair cash value for their shares if, among other requirements, they do not vote in favor of the merger and they file a written demand for the fair cash value with OSFS.

FEDERAL TAX CONSEQUENCES OF THE MERGER (PAGE 19)

         Each OSFS shareholder that receives cash will recognize a gain or loss for federal income tax purposes, depending upon the shareholder's adjusted basis in the OSFS shares. If your shares qualify as a capital asset, your gain or loss will be treated as capital gain or loss and will be either short-term or long-term depending upon how long you have owned your shares. You should consult a tax advisor for a complete understanding of the tax consequences of the merger to you.

PER SHARE MARKET PRICE INFORMATION (PAGE 4)

         OSFS shares are traded on the OTC Bulletin Board under the symbol "OSFS." As of April 17, 2001, the last trading day before the public announcement of the proposed merger, the closing bid price of an OSFS share was $9.75 per share, and the closing asked price was $10.25. On June 20, 2001, the last day for which a trade was reported, OSFS shares had a closing sale price of $15.10 per share.

                       PER SHARE MARKET PRICE INFORMATION

         OSFS shares are quoted on the OTC Bulletin Board. As of July 16, 2001, there were 495,398 outstanding OSFS shares held by approximately 310 holders of record. The following table shows the high and low bid prices of OSFS shares as quoted on the OTC Bulletin Board and the cash dividends per share declared during each of these periods.


                                                      OSFS
                                 -----------------------------------------------
                                         Bid price
                                 ---------------------         Cash dividends
Quarter ended                      High          Low         declared per share
-------------                      ----          ---         ------------------

June 30, 2001                    $15.26         $9.375             $.00
March 31, 2001                     9.75          8.00               .07
December 31, 2000                 11.00          9.13               .12
September 30, 2000                 9.50          8.25               .06
June 30, 2000                      9.38          8.38               .05
March 31, 2000                     9.25          8.50               .05
December 31, 1999                 10.00          9.00               .05
September 30, 1999                10.75          9.50               .05
June 30, 1999                     12.25          9.63               .05


                            PURPOSE OF THIS DOCUMENT

         This document serves as a proxy statement of OSFS for its special meeting of shareholders. This document is being mailed to OSFS shareholders on or about July 25, 2001.

         Advance Financial and Advance Savings provided all the information in this document about them, and OSFS and Bridgeport provided all the information in this document about them. Each party is responsible for the accuracy of its information.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR TO WHICH WE HAVE REFERRED IN THIS DOCUMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH ANY ADDITIONAL OR DIFFERENT INFORMATION.

                    THE SPECIAL MEETING OF OSFS SHAREHOLDERS

TIME, DATE AND PLACE

         The OSFS special meeting of shareholders will be held at the offices of Bridgeport Savings and Loan Association, 435 Main Street, Bridgeport, Ohio, at 1:00 p.m., local time, on August 27, 2001.

PURPOSE OF THE MEETING

         At the special meeting of shareholders, you will be asked to consider and vote upon a proposal to adopt the merger agreement and the plan of merger.

SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE

         Only shareholders of record on July 16, 2001, will be entitled to notice of and to vote at the special meeting of shareholders. At the close of business on July 16, 2001, there were 495,398 OSFS shares issued and outstanding and entitled to vote. The OSFS shares were held of record by approximately 310 shareholders. Each

OSFS share entitles the holder to one vote on all matters properly presented at the special meeting of shareholders.

VOTES REQUIRED

         The holders of 247,700 OSFS shares, which is a majority of the issued and outstanding shares, must vote in favor of the merger agreement and the plan of merger. The directors of OSFS have agreed to vote all of their OSFS shares for the adoption of the merger agreement and the plan of merger. As of July 16, 2001, the directors of OSFS owned or had the power to vote, in the aggregate, 81,034 OSFS shares, or 16.3% of the issued and outstanding OSFS common shares.

         A quorum, consisting of the holders of a majority of the issued and outstanding OSFS shares, voting in person or by proxy, must be present at the special meeting before any action can be taken.

         Under Ohio law, shares that are held by a nominee for a beneficial owner and which are represented in person or by proxy at the special meeting will be counted as being present for purposes of establishing a quorum. Abstentions and shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted ("non-votes"), will be counted as a vote against the approval and adoption of the merger agreement and the plan of merger. If your proxy is signed, dated and submitted but no vote is specified, it will be voted "FOR" the approval and adoption of the merger agreement and the plan of merger.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the only persons known by OSFS to be the beneficial owners of more than five percent of the shares of OSFS, as of July 16, 2001:

                                                           Amount and nature of                      Percent of
Name and address                                           beneficial ownership                  shares outstanding
----------------                                           --------------------                  ------------------
Ohio State Financial Services, Inc.                             58,353 (1)                              11.8%
Employee Stock Ownership Plan
First Bankers Trust Company,
N.A.,
Trustee
435 Main Street
Bridgeport, Ohio  43912

Jeffrey L. Gendell                                              39,300 (2)                               7.9
200 Park Avenue
Suite 3900
New York, New York  10166

Jon W. Letzkus                                                  60,770 (3)                              11.8
435 Main Street
Bridgeport, Ohio  43912

William E. Reline                                               24,977 (4)                               5.0
435 Main Street
Bridgeport, Ohio  43912

---------------------------

(footnotes on following page)

(1) The trustee has sole voting power over 43,687 unallocated shares and limited shared investment power over all of the 58,353 ESOP shares.

(2)      Based on a Schedule 13G filed with the SEC on April 7, 2000, by Jeffrey
         L. Gendell ("Gendell"), Tontine Financial Partners, L.P., a Delaware limited partnership ("Tontine"), and Tontine Management L.L.C., a Delaware limited liability company ("TM"). Gendell, TM and Tontine report shared voting and dispositive power over the reported shares.

(3) Mr. Letzkus has sole voting power over 37,735 shares, which includes 18,737 shares that may be acquired upon the exercise of an option awarded under the Stock Option Plan. Mr. Letzkus has sole voting and shared investment power over 7,567 shares allocated to his ESOP account and shared voting and investment power over 15,468 shares as a trustee of the RRP.

(4) Mr. Reline has sole voting power over 9,509 shares, which includes 3,747 shares that may be acquired upon the exercise of an option awarded under the Stock Option Plan. Mr. Reline has shared voting and investment power over 15,468 shares as a trustee of the RRP.


         The following table sets forth certain information regarding the number of shares of OSFS beneficially owned by each director individually and by all directors and executive officers of OSFS as a group, as of July 16, 2001:


                                                 Amount and nature of beneficial ownership
                                               --------------------------------------------
                                                Sole voting and           Shared voting and              Percent of
Name and address (1)                           investment power           investment power           shares outstanding
--------------------                           ----------------           ----------------           ------------------
John O. Costine                                      6,509 (2)               15,468 (3)                      4.4%
Anton M. Godez                                      11,709 (2)                7,000                          3.7
Jon W. Letzkus                                      37,735 (4)               23,035 (3)(5)                  11.8
William E. Reline                                    9,509 (2)               15,468 (3)                      5.0
Manuel C. Thomas                                    16,262 (2)                3,000                          3.9
All directors and executive officers
  of OSFS as a group (8 people)                     97,911 (6)               38,251 (7)                     25.4

-------------------------

(1) Each of the persons listed in this table may be contacted at the address of OSFS.

(2) Includes 3,747 shares that may be acquired upon the exercise of options awarded under the Stock Option Plan.

(3) Includes 15,468 shares held by the RRP as to which Messrs. Costine, Reline and Letzkus have shared voting power as trustees of the RRP.

(4) Includes 18,737 shares that may be acquired upon the exercise of an option awarded under the Stock Option Plan.

(5)      Includes 7,567 shares allocated to the ESOP account of Mr. Letzkus.

(6) Includes 41,219 shares that may be acquired upon the exercise of options awarded under the Stock Option Plan.

(7) Includes the 12,710 shares allocated to the ESOP accounts of the executive officers of OSFS and 15,468 shares held by the RRP as to which Messrs. Costine, Reline and Letzkus act as trustees. Although the RRP shares appear in each of the trustees entries, they have only been included once in the total.

VOTING AND SOLICITATION AND REVOCATION OF PROXIES

         We have included with this document a form of proxy for the special meeting. This proxy is solicited by the OSFS board of directors. Whether or not you attend the special meeting, the board of directors urges you to use the enclosed proxy. If you have executed a proxy, you may revoke it at any time before the vote by:

         - filing a written notice of revocation with the Secretary of OSFS at 435 Main Street, Bridgeport, Ohio 43912;

         - executing and returning a later-dated proxy that is received by OSFS prior to a vote being taken at the special meeting; or

         - attending the special meeting and giving notice of revocation in person. Attending the special meeting will not, by itself, revoke a proxy you have submitted.

         We do not expect any matter other than the merger to be brought before the OSFS special meeting of shareholders. The executed proxy will be deemed to confer authority on the persons named in the proxy card, or their substitutes, and the persons named as proxies will act at the direction of the OSFS board of directors in voting on any other matters that properly come before the special meeting. No proxy, however, that is voted against the proposal to approve the merger agreement will be voted in favor of any adjournment or postponement.

         OSFS will pay its expenses incurred in connection with preparing and mailing this document, the accompanying proxy and all other related materials and costs incurred in connection with the solicitation of proxies on behalf of the board of directors. Proxies will be solicited by mail and may also be solicited, for no additional compensation, by officers, directors or employees of OSFS. OSFS will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries who are the record holders of OSFS shares beneficially owned by others, for forwarding the proxy materials to, and obtaining proxies from, the beneficial owners of OSFS shares entitled to vote at the special meeting.

DISSENTERS' RIGHTS

         The following is a summary of the steps that you must take if you wish to exercise dissenters' rights with respect to the merger. This description is not complete. For a more complete discussion of the procedures, you should read
Section 1701.85 of the Ohio General Corporation Law, which is attached as Appendix C to this document. IF YOU FAIL TO TAKE ANY ONE OF THE REQUIRED STEPS, YOUR DISSENTERS' RIGHTS MAY BE TERMINATED UNDER OHIO LAW. If you are considering dissenting, you should consult your own legal advisor.

         To exercise dissenters' rights, you must satisfy five conditions:

         -        you must be a shareholder of record on July 16, 2001;

         -        you must not vote your shares in favor of the merger;

         - you must deliver a written demand for the fair cash value of the dissenting shares within 10 days after the date on which the merger agreement and plan of merger are approved by the OSFS Shareholders;

         - if OSFS requests, you must send your stock certificates to OSFS within 15 days of the request so that a legend may be added stating that a demand for fair cash value has been made; and

         - if you have not reached an agreement as to the fair cash value of your shares with OSFS, you must file a complaint in court for determination of the fair cash value within three months from the date of your demand to OSFS for fair cash value.

         All demands should be sent to OSFS, 435 Main Street, Bridgeport, Ohio 43912, Attention: Secretary.

         "Fair cash value" is the amount that a willing seller, under no compulsion to sell, would be willing to accept, and that a willing buyer, under no compulsion to purchase, would be willing to pay. In no event will the fair cash value exceed the amounts specified in the dissenting shareholder's demand. Fair cash value is determined as of the day before the special meeting, excluding any appreciation or depreciation in market value of your shares resulting from the merger. The fair cash value of your shares may be higher, the same, or lower than the market value of OSFS shares on the date of the merger.

         The following is a more detailed description of the conditions you must satisfy to perfect your dissenters' rights:

         - You must be the record holder of the dissenting shares as of July 16, 2001. If you have a beneficial interest in OSFS shares held of record in the name of another person, you must cause the shareholder of record to follow the required procedures.

         - You must not vote in favor of the merger. This requirement is satisfied if:

                  - you submit a properly executed proxy with instructions to vote "against" the adoption of the merger agreement and the plan of merger or to "abstain" from the vote; or

                  - you do not return a proxy or you revoke a proxy and you do not cast a vote at the special meeting in favor of the adoption of the merger agreement and the plan of merger.

                  IF YOU VOTE IN FAVOR OF THE MERGER AGREEMENT AND THE PLAN OF MERGER, YOU WILL LOSE YOUR DISSENTERS' RIGHTS. IF YOU SIGN A PROXY AND RETURN IT BUT DO NOT INDICATE A VOTING PREFERENCE ON THE PROXY, THE PROXY WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT AND PLAN OF MERGER AND WILL CONSTITUTE A WAIVER OF DISSENTERS' RIGHTS.

         - You must file a written demand with OSFS on or before the 10th day after the date on which the merger agreement and plan of merger are approved by the OSFS shareholders. OSFS will not inform you of the expiration of the 10-day period. The written demand must include your name and address, the number of dissenting shares and the amount you claim as the fair cash value of those shares. Voting against the merger does not constitute a written demand as required under Ohio law.

         - If OSFS requests, you must submit your certificates for dissenting shares to OSFS within 15 days after it sends its request that a legend be placed on the certificates, indicating that demand for cash value was made. The certificates will be returned to you by OSFS. OSFS intends to make this request to dissenting shareholders.

         - You must file a petition with the court if you do not reach an agreement with OSFS as to the fair cash value of your shares. You must file the petition with the Court of Common Pleas of Belmont County, Ohio, for a determination of the fair cash value of the dissenting shares within three months after service of your demand to OSFS for fair cash value. The court will determine the fair cash value per share. The costs of the proceeding, including reasonable compensation to appraisers, will be assessed by the court as it considers equitable.

         Your right to receive the fair cash value of your dissenting shares will terminate if:

         -        the merger does not become effective;

         -        you fail to make a timely written demand on OSFS;

         - you do not, upon request of OSFS, surrender your OSFS certificates in a timely manner;

         -        you withdraw your demand, with the consent of OSFS; or

         - you and OSFS have not come to an agreement as to the fair cash value of the dissenting shares and you have not timely filed a complaint.

                                   THE PARTIES

ADVANCE FINANCIAL AND ADVANCE SAVINGS

         Advance Financial is a savings and loan holding company organized under Delaware law in September 1996. Advance Financial acquired all of the capital stock issued by Advance Savings upon its conversion from mutual to stock form. Advance Financial conducts no significant business or operations of its own other than holding all of the outstanding stock of Advance Savings.

         Advance Savings is a federally chartered stock savings bank headquartered in Wellsburg, West Virginia, with branches in Follansbee, West Virginia and Wintersville, Ohio. Advance Savings operates a traditional savings bank business, attracting deposit accounts from the general public and using those deposits, together with other funds, primarily to originate and invest in loans secured by one- to four-family residential real estate, non-residential real estate, and commercial loans. To a lesser extent, Advance Savings also originates multi-family real estate loans and consumer loans.

OSFS AND BRIDGEPORT

        OSFS is a savings and loan holding company organized under Ohio law in March 1997. OSFS acquired all of the common shares issued by Bridgeport, a savings and loan association organized under Ohio law, upon Bridgeport's conversion from mutual to stock form in September 1997. The primary business of OSFS is holding all of the outstanding shares of Bridgeport.

        Bridgeport conducts business from its main office located in Bridgeport, Ohio, and one full-service branch located in Shadyside, Ohio. Bridgeport's principal business is the origination of permanent mortgage loans on one- to four-family residential real estate located in Bridgeport's primary market area, which consists of Belmont County, Ohio, and Ohio and Marshall Counties, West Virginia. Bridgeport also originates a limited number of loans for the construction of one- to four-family residences and permanent mortgage loans secured by nonresidential real estate in its market area. In addition to real estate lending, Bridgeport originates secured and unsecured consumer loans. Bridgeport invests in interest-bearing deposits in other financial institutions, U.S. Government and agency obligations, and mortgage-backed securities. Funds for lending and other investment activities are obtained primarily from savings deposits, which are insured up to applicable limits by the FDIC, principal repayments of loans, and maturities of investment securities.

                                   THE MERGER

         THE FULL TEXT OF THE MERGER AGREEMENT IS ATTACHED AS APPENDIX A TO THIS DOCUMENT AND THE PLAN OF MERGER IS ATTACHED AS APPENDIX B. THE SUMMARY OF THE MERGER AGREEMENT AND THE PLAN OF MERGER AND THEIR TERMS AND CONDITIONS SET FORTH IN THIS DOCUMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT AND PLAN OF MERGER.

BACKGROUND AND REASONS FOR THE MERGER

         Originally chartered in 1893, Bridgeport converted to the stock form of organization and formed OSFS as its holding company in 1997. The period since the conversion has been one of significant change in the banking industry, characterized by heightened regulatory scrutiny, consolidation, and intensifying competition. Over the past eighteen months, the board of directors has analyzed its business plan and considered various means of better positioning Bridgeport to compete more effectively and produce greater revenue. During this period of time board members consulted various advisors and attended conferences. In January 1998, the board met with KBW to discuss the economic environment, the performance of OSFS and other comparable companies, methods to enhance shareholder value and the state of the mergers and acquisitions environment. In May 1999, the board again met with KBW to discuss alternative strategic directions, including remaining independent and selling or merging OSFS with another institution. Discussions included: (1) an analysis of competition at the retail franchise level and the ability to grow OSFS; (2) the limited liquidity of OSFS stock; and (3) the status of the current merger market, the relative pricing and the opportunities that might be available for OSFS. These issues were analyzed in conjunction with the goal to continue to increase stockholder value.

         On February 16, 2001, the board received from Advance Financial an unsolicited indication of interest to acquire OSFS. The letter suggested a price range of $15.25 to $16.00 and was subject to the satisfactory completion of due diligence and the execution of a definitive agreement. On February 25, 2001, the OSFS board met with its legal and investment advisors and agreed to allow Advance Financial to perform due diligence in order to refine the terms of its proposal. Due diligence was performed by Advance Financial in March 2001. A revised letter was then sent by Advance Financial to OSFS on March 20, 2001, which stated the due diligence was satisfactorily completed and set the price at $16.00 per share in an all cash transaction.

         The OSFS board met again with its legal and investment advisors to discuss the revised indication of interest. The board instructed its investment advisor, KBW, to test the market to determine if there were any other parties that may be interested in conducting a merger or acquisition transaction with OSFS. KBW contacted four other financial institutions, which resulted in no additional interest in a transaction with OSFS. A third board meeting was held on April 5, 2001, to discuss the results of the market check performed by KBW and to discuss the relative advantages and disadvantages of merging with Advance Financial and remaining independent. The board then voted to authorize the President and OSFS' legal counsel and KBW to engage in negotiations with Advance Financial to reach a definitive agreement to merge. Negotiations were then held over a two week period. At a meeting held on April 18, 2001, the terms of the agreement were reviewed by counsel with the board and KBW presented its analysis and opinion that the transaction was fair to the shareholders from a financial point of view. At the conclusion of the meeting, the board voted unanimously in favor of the agreement.

OPINION OF KEEFE, BRUYETTE & WOODS, INC.

         In April 2001, OSFS retained KBW to evaluate a potential strategic combination between OSFS and Advance Financial. KBW, as part of its investment banking business, is regularly engaged in the evaluation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, and distributions of listed and unlisted securities. KBW is familiar with the market for common stocks of publicly traded banks, thrifts and bank and thrift holding companies. The OSFS board selected KBW on the basis of the firm's reputation and its experience and expertise in transactions similar to the Merger and its prior work for and relationship with OSFS.

         Pursuant to its engagement, KBW was asked to render an opinion as to the fairness, from a financial point of view, of the merger consideration to shareholders of OSFS. KBW delivered its opinion to the OSFS board that, as of April 18, 2001, the merger consideration is fair, from a financial point of view, to the shareholders of OSFS. No limitations were imposed by the OSFS board upon KBW with respect to the investigations made or procedures followed by it in rendering its opinion. KBW has consented to the inclusion herein of the summary of its opinion to the OSFS board and to the reference to the entire opinion attached hereto as Appendix D.

         THE FULL TEXT OF THE OPINION OF KBW, WHICH IS ATTACHED AS APPENDIX D TO THIS PROXY STATEMENT, SETS FORTH CERTAIN ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY KBW, AND SHOULD BE READ IN ITS ENTIRETY. THE SUMMARY OF THE OPINION OF KBW SET FORTH IN THIS DOCUMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPINION.

         In rendering its opinion, KBW (i) reviewed the merger agreement, (ii) reviewed OSFS' Annual Reports, Proxy Statements and Forms 10-KSB since completing its initial public offering in September 1997 and Advance Financial's Annual Reports, Proxy Statements and Forms 10-KSB for each of the years ended June 30, 1998, 1999 and 2000 and the unaudited quarterly financial information for the quarters ending September 30, and December 31, 2000 and certain other information considered relevant, (iii) discussed with senior management and the boards of directors of OSFS and Bridgeport the current position and prospective outlook for OSFS to enhance future shareholder value, (iv) discussed with senior management of Advance Financial their operations, financial performance and future plans and prospects, (v) considered historical quotations, levels of activity and prices of recorded transactions in OSFS' and Advance Financial's common stock, (vi) reviewed financial and stock market data of other thrifts in a comparable asset range to OSFS and Advance Financial, (vii) reviewed certain recent business combinations of strategic alliance transactions which KBW deemed comparable in whole or in part, and (viii) performed other analyses which KBW considered appropriate.

         In rendering its opinion, KBW assumed and relied upon the accuracy and completeness of the financial information provided to it by OSFS and Advance Financial. In its review, with the consent of the OSFS board, KBW did not undertake any independent verification of the information provided to it, nor did it make any independent appraisal or evaluation of the assets or liabilities, and potential or contingent liabilities of OSFS or Advance Financial.

         KBW presented the following analyses:

         Regional Group Analysis. KBW reviewed the financial performance of OSFS and Advance Financial based on various financial measures of asset size, earnings performance, tangible equity/assets, market pricing ratios, and dividend-related ratios to all publicly-traded thrift institutions in Ohio and West Virginia (33 in the group). This analysis showed among other things, that as of March 31, 2001, OSFS and Advance Financial compared as follows:

                                           Tangible                                            Price to
                                           Equity to                 Price to     Price to     Tangible     Dividend
                             Assets         Assets        ROAE          EPS         Book         Book         Yield
                             ------         ------        ----          ---         -----        ----         -----
OSFS                     $ 33.1 million      24.6%         2.94%       19.61x       60.9%        60.9%         2.80%
Advance Financial        $161.8 million       9.8%         6.11%       10.30x       63.8%        63.8%         3.70%
Median                   $141.4 million      10.1%         6.13%       12.67%       87.2%        87.2%         3.43%


         Analysis of Selected Mergers and Strategic Alliance Transactions. In rendering its opinion, KBW analyzed the consideration offered by Advance Financial in relation to certain comparable merger and acquisition transactions of pending thrift deals, comparing merger consideration relative to tangible book value, last 12 months earnings, total assets, total deposits and premium to core deposits. Pending and completed thrift deals consist of thrift acquisitions with deal values less than $15 million, target equity to assets ratios between 20% and 30% and target return on average equity between 2% and 5%.

         The information in the following table summarizes the comparable group results analyzed by KBW with respect to the merger. The summary does not purport to be a complete description of the analysis performed by KBW and should not be construed independently of the other information considered by KBW in rendering its opinion. Selecting portions of KBW's analysis or isolating certain aspects of the comparable transactions without considering all analysis and factors could create an incomplete or potentially misleading view of the evaluation process.

                                                                      Price to
                                        -------------------------------------------------------------        Core Deposit
                                        Tangible Book (1)      EPS (2)         Deposits        Assets          Premium
                                               (%)               (X)             (%)             (%)             (%)
Consideration to OSFS $16.00:                97.4%                33.3x          32.7%          24.2%            --
Median of pending deals:                    110.4%                28.3x          31.6%          20.0%            5.2%
Median of completed deals:                  126.7%                32.7x          26.7%          18.6%            6.1%

---------------------------

(1)  Based on OSFS tangible book value of $16.43.

(2)  Earnings per share for March 2001 quarter annualized of $0.48.


         Based on the above information, KBW concluded that the above analysis of the transaction with a deal price of $16.00 per share is fair from a financial point of view to the shareholders of OSFS.

         No company or transaction used in any of the above analyses as a comparison is identical to OSFS, Advance Financial or the contemplated transaction. Accordingly, an analysis of the results of the foregoing is not formulaic; rather, it involves complex considerations and judgments concerning differences in financial, market and operating characteristics of the companies and other factors that could affect the public trading value of the companies to which they are being compared.

         Based on the above information, KBW concluded that the merger consideration was fair from a financial point of view. Further, the fairness analysis considered (i) the relative market performance of thrift stocks in general, especially small cap stocks, over the past year; (ii) the relative historical returns on equity of OSFS and Advance Financial; and (iii) the expected performance of each company given additional considerations such as the business plan, asset mix, net interest margin, net interest spread and asset quality. The summary does not purport to be a complete description of the analysis performed by KBW and should not be construed independently of the other information considered by KBW in rendering its opinion. Selecting portions of KBW's analysis or isolating certain aspects of the comparable transactions without considering all analysis and factors, could create an incomplete or potentially misleading view of the evaluation process.

         In preparing its analysis, KBW made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of KBW and OSFS. The analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses and do not purport to be appraisals or reflect the prices at which a business may be sold.

         KBW will receive a fee of $100,000 for services rendered in connection with advising and issuing a fairness opinion regarding the merger. As of the date of this document, KBW has received $35,000 of such fee and the remainder of the fee is to be paid one day after the effective time of the merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF OSFS

         The board of directors of OSFS unanimously recommends that the OSFS shareholders vote FOR the adoption of the merger agreement and the plan of merger. The board of directors believes that the terms of the merger are fair to, and in the best interests of, the shareholders of OSFS.

EXCHANGE OF OSFS SHARES

         If the holders of at least a majority of OSFS shares approve the merger, if all necessary regulatory approvals are received and if all conditions to the completion of the merger are satisfied or waived, OSFS and Bridgeport will be acquired by Advance Financial and Advance Savings. For tax purposes, the acquisition of OSFS and Bridgeport will be accomplished through a three step process. First, OSFS will merge with AFB Acquisition Subsidiary, Inc., a wholly owned subsidiary of Advance Financial created for the purposes of the merger. As a result of this merger, OSFS will be the surviving corporation and Advance Financial will be its sole shareholder. At the time the merger subsidiary is merged into OSFS, each OSFS share will be converted into the right to receive $16.00 in cash, and all OSFS shares will be cancelled and extinguished. Second, OSFS will merge into Advance Financial. Finally, Bridgeport will be merged into Advance Savings, with Advance Savings being the surviving savings association and wholly owned subsidiary of Advance Financial. Steps two and three of this process will occur immediately after the merger of the merger subsidiary into OSFS. The details of this merger are more thoroughly described in the merger agreement and the plan of merger that are attached as Appendices A and B.

         Assuming that immediately before the completion of the merger there will be 495,398 OSFS shares outstanding and 59,942 outstanding options to purchase OSFS shares, the total amount of cash to be paid to OSFS shareholders and option holders would be approximately $8.0 million.

EXCHANGE OF CERTIFICATES EVIDENCING OSFS SHARES

         No later than five business days after the effective date of the merger, an exchange agent of Advance Financial will mail to you a form letter of transmittal containing instructions for surrendering your OSFS share certificates. When you surrender your certificates for cancellation, together with a properly executed letter of transmittal, you will be entitled to receive cash in an amount equal to $16.00 per share. Until you surrender your certificates, Advance Financial will not pay you the per share merger consideration.

         If you have lost or misplaced your OSFS share certificate, you should immediately call OSFS' transfer agent, Fifth Third Bank, Corporate Trust Services, at (513) 579-5320 or (800) 837-2755. The transfer agent will mail to you instructions for replacing the lost certificate.

REPRESENTATIONS AND WARRANTIES

         Each of Advance Financial and OSFS has made representations and warranties in the merger agreement regarding:

         - corporate organization, good standing and authority to engage in its business and in the merger;

         -        ownership of subsidiaries;

         - subsidiary organization, good standing and authority to engage in its business and in the merger;

         -        authorization and execution of the agreement;

         -        securities documents and regulatory reports and records;

         -        financial statements;

         -        material adverse changes;

         -        legal proceedings;

         -        brokers and finders' fees and commissions; and

         -        truth and completeness of information.

         In addition, OSFS has made representations and warranties regarding:

         -        capital structure;

         -        environmental compliance and claims;

         -        taxes;

         - compliance with laws, past conduct of business, and permits, licenses and approvals to conduct business;

         -        employee benefit plans and ERISA compliance;

         -        contracts;

         -        insurance;

         -        properties;

         -        labor relations;

         -        allowance for loan losses;

         -        officer and director interests;

         -        the fairness opinion;

         -        the absence of undisclosed liabilities;

         -        loan and investment portfolios;

         -        interest rate risk management; and

         -        dividends and distributions.

         In addition, Advance Financial has represented and warranted that it has the financial resources to perform its obligations under the merger agreement and that it has complied with applicable state anti-takeover statutes.

COVENANTS

         During the period between April 18, 2001 and the completion of the merger, each of OSFS, Bridgeport, Advance Financial, and Advance Savings has agreed to conduct its business in the ordinary and usual course, and to use its reasonable best efforts to enable completion of the merger as soon as reasonably possible. Additionally, OSFS and Advance Financial have agreed to:

         - promptly prepare and file all documents required for all necessary regulatory approvals;

         - share information needed to accomplish anything contemplated in the merger agreement;

         - not issue any press release related to the merger agreement or merger without consulting the other party;

         - not take any action that would amount to a breach of any representation or warranty, or that would delay completion of the merger, without the written consent of the other party;

         - take all necessary action to cause the two subsequent mergers to occur;

         - develop a bonus plan to reward employees of Bridgeport who remain employees for at least one month after the merger;

         - maintain the confidentiality of information and return all shared documents and information if the merger is not completed;

         - supplement and amend any materials previously disclosed as needed; and

         - notify the other party if it believes a condition to the merger agreement will not be satisfied prior to its termination.

         OSFS has also agreed to:

         - call and hold a shareholders' meeting to vote on the agreement;

         - allow Advance Financial reasonable access to its properties, personnel, and records;

         - confer monthly or more frequently with Advance Financial regarding business, financial condition and operations, and merger related matters;

         - provide Advance Financial an estimate of, and pay for, its merger-related expenses;

         - conform Bridgeport's lending, accounting, and data processing policies to that of Advance Financial; and

         - provide Advance Financial with and existing environmental reports related to any property owned or being used by it.

         OSFS and Bridgeport have also agreed, absent prior written consent of Advance Financial, not to:


         - declare a dividend from OSFS, except for one regular quarterly cash dividend in the second quarter of 2001 in an amount NOT to exceed $0.07 per share;

         -        effect a stock split, recapitalization or reclassification;

         - issue or purchase shares of their stock other than upon the exercise of stock options;

         - amend their articles of incorporation, code of regulations, constitution or bylaws; except as necessary to complete the merger;

         - increase the compensation of any of their officers, directors, or employees;

         - enter into, modify, or contribute to any employee benefit plan, other than as required by law or plan documents, or consistent with past practices;

         - originate or purchase a loan in excess of $250,000 relating to loans secured by one- to four-family properties and in excess of $300,000 relating to loans secured by commercial properties;

         - enter into any transaction or agreement relating to the borrowing of money by OSFS or Bridgeport or hire a new employee or consultant whose contract may not be terminated at will;

         - change its method of accounting that was in effect on December 31, 2000 except as required by applicable law;

         - make any capital expenditure greater than $5,000 individually or $10,000 in the aggregate, unless (i) in the ordinary course of business; (ii) in connection with the transactions contemplated by the merger agreement; (iii) pursuant to binding commitments that were previously disclosed and in existence on the date of the merger agreement; and (iv) expenditures necessary to maintain existing assets in good repair. OSFS and Bridgeport also agree to not enter into any new lease or lease renewal of real or personal property for annual payments in excess of $5,000;

         -        apply or contract to obtain a new branch or site location;

         -        acquire an equity interest in another entity;

         -        grant any preferential rights to buy any of its assets;

         -        materially change their lending and investment policies;

         - enter into a contract or agreement for the purpose of hedging their interest-earning exposure; or

         - materially increase or decrease any rate of interest, except in a manner consistent with past practices.

         Neither OSFS nor Bridgeport may solicit or initiate any proposals or offers from any person, or discuss or negotiate with any person or entity, for any acquisition or purchase of all or a substantial portion of the assets of, any equity security of, or any merger, consolidation or business combination with, OSFS or Bridgeport. OSFS or Bridgeport may enter into discussions regarding any of these transactions if any person or entity makes an unsolicited proposal and the OSFS board of directors determines it must commence discussions as required by the good faith exercise of its fiduciary duties to the OSFS shareholders. OSFS must provide Advance Financial with oral and written notice of such discussions. If OSFS enters into an agreement with any person or entity for the acquisition or purchase of all or a material amount of OSFS' assets or equity securities, or for any merger, consolidation or business combination, OSFS shall pay Advance Financial $400,000.

         For six years after completion of the merger, Advance Financial will indemnify the past and present officers and directors of OSFS and Bridgeport to the fullest extent permitted by their respective articles of incorporation and codes of regulations. Advance Financial will also provide them with directors and officers' liability insurance coverage for three years after the merger.

         Employees of OSFS or Bridgeport who remain employed by Advance Financial or Advance Savings will be eligible to participate in Advance Financial's ESOP on January 1, 2003. These employees shall be eligible to participate in other benefit plans as soon as permitted by those plans. OSFS will terminate its ESOP. The per share merger consideration will be paid into the ESOP for each of its shares. The money received for unallocated ESOP shares will be used to repay in full the ESOP loan from OSFS and the remaining cash will be allocated to the accounts of plan participants.

         Advance Financial has agreed to appoint all current non-employee directors of Bridgeport to an advisory board for a period of at least one year.

         The directors of OSFS have agreed to enter into a voting agreement to vote all their shares in favor of the merger.

CONDITIONS

         Advance Financial, Advance Savings, OSFS and Bridgeport may complete the merger only if:

         - the merger agreement is approved by the holders of at least a majority of the outstanding OSFS shares and all other necessary corporate action is taken;

         - the parties receive all required governmental and regulatory approvals and consents;

         - no law or regulation exists that would make completion of the merger illegal; and

         - no proceeding initiated by any governmental entity seeking to restrain or prohibit the merger is pending.


         OSFS will not be required to complete the merger unless the following conditions are satisfied:

         - Advance Financial's representations and warranties in the merger agreement are true in all material respects;

         - Advance Financial has satisfied, in all material respects, its obligations and covenants in the merger agreement;

         - Advance Financial certifies in writing that it has fulfilled all the conditions to which it is subject; and

         - counsel for Advance Financial provides an opinion on the organization and authority of Advance Financial to enter into the agreement.

         In addition, Advance Financial will not be required to complete the merger unless the following conditions are satisfied:

         - OSFS' representations and warranties in the merger agreement are true in all material respects;

         - OSFS has satisfied, in all material respects, its obligations and covenants in the merger agreement;

         - OSFS certifies in writing that it has fulfilled all the conditions to which it is subject;

         - the holders of not more than 15% of the outstanding OSFS shares have dissented;

         - counsel for OSFS provides an opinion on the organization and authority of OSFS to enter into the agreement; and

         -        OSFS has accounted for all its merger related expenses.

         Advance Financial and OSFS may extend the time for performance or waive any of the conditions in the merger agreement unless the waiver is prohibited by law. Such waiver or extension must be in writing and may be granted at any time before or after shareholder approval.

         Advance Financial and Advance Savings have submitted applications to the Office of Thrift Supervision and the Ohio Division of Financial Institutions seeking approval of the merger. It is anticipated that the Office of Thrift Supervision and the Ohio Division of Financial Institutions will approve the merger. Advance Financial and OSFS are not aware of any basis for disapproving the merger. There can be no assurance, though, that all regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that would so reduce the benefits of the transactions contemplated by the merger that, had such condition or requirement been known, neither Advance Financial nor OSFS would have entered into the merger agreement.

EFFECTIVE TIME

         Following the satisfaction or waiver of all conditions in the merger agreement, Advance Financial and OSFS will file as soon as practicable a Certificate of Merger with the Secretary of State of the State of Ohio to complete the merger. It is anticipated that the merger will be completed during the third or fourth quarter of 2001.

TERMINATION AND AMENDMENT

         Either Advance Financial or OSFS may terminate the merger agreement or the merger under the circumstances described below, whether or not the shareholders already have voted to approve the merger agreement. Termination may occur by the mutual consent in writing of Advance Financial and OSFS. Either Advance Financial or OSFS may terminate the agreement if:

         - the other party has breached any covenant, representation or warranty contained in the agreement, unless cured within 30 days of notice;

         - any application for approval of a government entity, that is necessary to consummate the merger agreement, has been denied or withdrawn at the request of the governmental entity that must grant such approval;

         -        the shareholders of OSFS do not approve the merger agreement;

         -        the merger is not consummated by December 31, 2001; or

         -        certain environmental compliance costs exceed $150,000.

         The merger agreement may be amended at any time before or after the special meeting of OSFS shareholders. An amendment to the merger agreement which takes place after the special meeting of shareholders and that reduces the per share merger consideration or otherwise materially and adversely affects the rights of OSFS shareholders, however, will not be made without further shareholder approval. If necessary, OSFS will seek approval at a subsequent meeting of shareholders.

         If the merger is not completed because OSFS enters into an agreement with a party other than Advance Financial, OSFS will be required to pay a fee of $400,000 to Advance Financial. If either of the parties to the merger agreement willfully breach the merger agreement, the breaching party will be required to pay all reasonable expenses of the other party, not to exceed $200,000.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

         Certain members of OSFS management have interests in the merger in addition to their interests solely as OSFS shareholders.

         EMPLOYMENT AGREEMENT. The merger agreement and plan of merger provides for Advance Financial to make a lump sum payment to the president of OSFS and Bridgeport under the terms of his current employment agreement. The amount of this payment will equal two times his current salary.

         OFFICERS AND DIRECTORS. Advance Financial will appoint the four current non-employee directors of Bridgeport to an advisory board for a period of at least one year after the effective time of the merger. Advance Financial may, in its discretion, continue to employ these directors in an advisory capacity after the one year period. The directors will receive $6,000 ($500 per month) for their service on the advisory board.

         TERMINATION OF EMPLOYEE STOCK OWNERSHIP PLAN. Before the merger is effective, OSFS will terminate its ESOP. Upon consummation of the merger, all OSFS shares held by the ESOP trustee will be exchanged for the cash consideration to be paid in accordance with the merger agreement. The trustee will use the cash paid on unallocated ESOP shares to retire the loan from OSFS to the ESOP. As of July 18, 2001, the outstanding balance on the loan was $326,592. If there is any cash remaining after the loan is retired, it will be allocated and distributed to ESOP participants.

         STOCK OPTIONS. Directors and officers who hold outstanding options to purchase 41,219 OSFS shares shall, at the effective time of the merger, have the right to receive a cash payment from Advance Financial equal to the difference between $16.00 and the exercise price per share of the options. The exercise prices range from $11.25 to $14.70, depending on when the option was granted.

         MANAGEMENT RECOGNITION PLAN SHARES. At the effective time of the merger, each unvested share of OSFS restricted stock that was granted under the RRP shall be entitled to receive $16.00 per share. As of the date of the agreement, there were 8,768 unvested restricted shares, of which the directors and officers hold 5,571 unvested shares. In addition, any cash held by the RRP after the merger that has been expensed or accrued and that is not attributable to a grantee shall be distributed to all current grantees in proportion to their awards.

         INDEMNIFICATION AND INSURANCE. For a period of six years after the merger is completed, Advance Financial will indemnify the past and present directors and officers of OSFS and Bridgeport to the fullest extent permitted by their respective Articles of Incorporation and Codes of Regulations. Advance Financial has also agreed to purchase directors' and officers' liability insurance coverage for the directors and officers of OSFS and Bridgeport for three years after the completion of the merger.

FEDERAL INCOME TAX CONSEQUENCES

         Each OSFS shareholder will recognize a gain or loss for federal income tax purposes, depending upon the shareholders adjusted basis in the OSFS shares. If your shares qualify as a capital asset, your gain or loss will be treated as capital gain or loss and will be either short-term or long-term depending upon how long you have owned your shares.

         Determining the actual tax consequences of the merger to you as an individual taxpayer can be complicated. The tax results will depend on your specific situation and other variables that are not within the control or knowledge of Advance Financial or OSFS.

         BECAUSE OF THE COMPLEXITIES OF THE FEDERAL, STATE AND LOCAL TAX LAWS, WE RECOMMEND THAT YOU CONSULT YOUR OWN TAX ADVISOR.

REGULATORY APPROVALS

         Advance Financial and OSFS have agreed to use their reasonable best efforts to obtain all regulatory approvals required to complete the merger, which include applications to the Office of Thrift Supervision and the Ohio Department of Financial Institutions. Advance Financial and OSFS have completed the filing of these applications. The merger cannot proceed in the absence of these regulatory approvals. There can be no assurance that these regulatory approvals will be obtained, and, if obtained, there can be no assurance of the date of any such approvals or the absence of any litigation challenging these approvals. Advance Financial and OSFS are not aware of any other regulatory approvals or actions that are required prior to the parties' consummation of the merger other than those described below.

         OFFICE OF THRIFT SUPERVISION. The merger is subject to the approval of the Office of Thrift Supervision under the Home Owners' Loan Act, as amended. Advance Financial has filed an application with the Office of Thrift Supervision for approval of the acquisition of OSFS by Advance Financial through the merger of a subsidiary of Advance Savings with and into OSFS. The Office of Thrift Supervision is prohibited from approving the merger if the merger would result in a monopoly, or would be in furtherance of any combination or conspiracy to monopolize or to attempt to monopolize the business of banking in any part of the United States, or may have the effect on any section of the United States of substantially reducing competition, or tending to create a monopoly, or resulting in a restraint of trade, unless the Office of Thrift Supervision finds the anti-competitive effects of the transaction are clearly outweighed in the public interest by the probable effect of the transaction in meeting the convenience and needs of the communities to be served. Assuming Office of Thrift Supervision approval is received, the merger may not be consummated until fifteen days after the approval, during which time the United States Department of Justice may challenge the merger on antitrust grounds. With the approval of the Office of Thrift Supervision and the Department of Justice, the waiting period may be reduced to no less than fifteen days.

         In evaluating the application for approval of the merger, the Office of Thrift Supervision will consider the financial and managerial resources and future prospects of the companies involved in the merger. The Office of Thrift Supervision will also consider the convenience and needs of the community to be served.

         OHIO DIVISION OF FINANCIAL INSTITUTIONS. The approval of the Ohio Division of Financial Institutions is required for the consummation of the merger of Bridgeport into Advance Savings. The Ohio Division of Financial Institutions will consider factors similar to those considered by the Office of Thrift Supervision when evaluating whether it will approve the application.

               PROPOSALS FOR THE 2002 ANNUAL SHAREHOLDERS' MEETING

         OSFS will only hold an annual meeting in 2002 if the merger is not completed. Any shareholder proposals submitted for inclusion in the proxy statement for the 2002 annual meeting, if the meeting is held, must be received at the principal executive offices of OSFS no later than November 13, 2001, to be included in the proxy statement. If a shareholder presents a proposal at the 2002 annual meeting without including the proposal in the proxy statement related to that meeting, and if the proposal is not received by January 28, 2002, then the proxies designated by the board of directors of OSFS for the 2002 annual meeting may vote in their discretion on that proposal any shares for which they have been appointed proxies without mention of the matter in the proxy statement or on the proxy card for that meeting.

                       WHERE YOU CAN FIND MORE INFORMATION

         OSFS files reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect and copy the reports, proxy statements and other information filed with the Securities and Exchange Commission by OSFS, at the following location:

           Securities and Exchange Commission's Public Reference Room
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

         Please call the Securities and Exchange Commission for more information on the operation of the Public Reference Room at 1-800-SEC-0330. OSFS IS AN ELECTRONIC FILER, AND THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS REPORTS, PROXY AND INFORMATION STATEMENTS AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE FOLLOWING WEB ADDRESS: http://www.sec.gov.

                                                                      Appendix A












                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                       OHIO STATE FINANCIAL SERVICES, INC.

                                       AND

                            ADVANCE FINANCIAL BANCORP

                           DATED AS OF APRIL 18, 2001

                          AGREEMENT AND PLAN OF MERGER

                                TABLE OF CONTENTS

                                                                                                          Page

ARTICLE I.........................................................................................................1
         DEFINITIONS..............................................................................................1

ARTICLE II........................................................................................................6
         THE MERGER...............................................................................................6
         2.1      The Corporate Merger and Subsequent Events......................................................6
         2.2      Effective Time; Closing.........................................................................6
         2.3      Treatment of Capital Stock......................................................................6
         2.4      Shareholder Rights; Stock Transfers.............................................................7
         2.5      Options and Restricted Stock....................................................................7
         2.6      Exchange Procedure..............................................................................7
         2.7      Dissenting Shares...............................................................................9
         2.8      Additional Actions..............................................................................9

ARTICLE III......................................................................................................10
         REPRESENTATIONS AND WARRANTIES OF SELLER................................................................10
         3.1      Capital Structure..............................................................................10
         3.2      Organization, Standing and Authority of Seller.................................................10
         3.3      Ownership of Seller Subsidiaries...............................................................10
         3.4      Organization, Standing and Authority of Seller Subsidiaries....................................11
         3.5      Authorized and Effective Agreement.............................................................11
         3.6      Securities Documents and Regulatory Reports....................................................12
         3.7      Financial Statements...........................................................................13
         3.8      Material Adverse Change........................................................................14
         3.9      Environmental Matters..........................................................................14
         3.10     Tax Matters....................................................................................14
         3.11     Legal Proceedings..............................................................................15
         3.12     Compliance with Laws...........................................................................15
         3.13     Certain Information............................................................................16
         3.14     Employee Benefit Plans.........................................................................16
         3.15     Certain Contracts..............................................................................18
         3.16     Brokers and Finders............................................................................18
         3.17     Insurance......................................................................................19
         3.18     Properties.....................................................................................19
         3.19     Labor..........................................................................................19
         3.20     Allowance for Loan Losse.......................................................................19
         3.21     Material Interests of Certain Persons..........................................................20
         3.22     Fairness Opinion...............................................................................20
         3.23     Disclosures....................................................................................20
         3.24     No Undisclosed Liabilities.....................................................................20
         3.25     Loan Portfolio.................................................................................20
         3.26     Investment Portfolio...........................................................................21

         3.27     Interest Rate Risk Management Instruments......................................................21
         3.28     Interim Events.................................................................................21

ARTICLE IV.......................................................................................................22
         REPRESENTATIONS AND WARRANTIES OF BUYER.................................................................22
         4.1      Organization, Standing and Authority of Buy....................................................22
         4.2      Ownership of Buyer Subsidiaries................................................................22
         4.3      Organization, Standing and Authority of Buyer Subsidiaries.....................................22
         4.4      Authorized and Effective Agreement.............................................................22
         4.5      Securities Documents and Regulatory Reports....................................................24
         4.6      Financial Statements...........................................................................24
         4.7      Material Adverse Change........................................................................24
         4.8      Legal Proceeding...............................................................................25
         4.9      Certain Information............................................................................25
         4.10     Brokers and Finders............................................................................25
         4.11     Disclosures....................................................................................25
         4.12     Financial Resources............................................................................25
         4.13     State Takeover Statutes........................................................................26

ARTICLE V........................................................................................................26
         COVENANTS   26
         5.1      Reasonable Best Efforts........................................................................26
         5.2      Shareholder Meeting............................................................................26
         5.3      Regulatory Matters.............................................................................26
         5.4      Investigation and Confidentiality..............................................................27
         5.5      Press Releases.................................................................................28
         5.6      Business of the Parties........................................................................28
         5.7      Certain Actions................................................................................31
         5.8      Current Information............................................................................32
         5.9      Indemnification; Insurance.....................................................................32
         5.10     Employees and Employee Benefit Plans...........................................................33
         5.11     Company Merger.................................................................................35
         5.12     Bank Merger....................................................................................35
         5.13     Organization of Merger Sub.....................................................................35
         5.14     Conforming Entries.............................................................................35
         5.15     Integration of Policies........................................................................36
         5.16     Disclosure Supplements.........................................................................36
         5.17     Failure to Fulfill Conditions..................................................................37
         5.18     Environmental Reports..........................................................................37
         5.19     Transaction Expenses of Seller.................................................................37
         5.20     Success Bonus Plan.............................................................................38
         5.21     Advisory Directors After the Company Merger....................................................38
         5.22     Voting Agreements..............................................................................38

ARTICLE VI.......................................................................................................38
         CONDITIONS PRECEDENT....................................................................................38
         6.1      Conditions Precedent - Buyer and Seller........................................................38

         6.2      Conditions Precedent - Seller..................................................................39
         6.3      Conditions Precedent - Buyer...................................................................40

ARTICLE VII......................................................................................................41
         TERMINATION, WAIVER AND AMENDMENT.......................................................................41
         7.1      Termination....................................................................................41
         7.2      Effect of Termination..........................................................................42
         7.3      Survival of Representations, Warranties and Covenants..........................................43
         7.4      Waiver.........................................................................................44
         7.5      Amendment or Supplement........................................................................44

ARTICLE VIII.....................................................................................................44
         MISCELLANEOUS...........................................................................................44
         8.1      Entire Agreement...............................................................................44
         8.2      No Assignment..................................................................................44
         8.3      Notices........................................................................................45
         8.4      Alternative Structure..........................................................................45
         8.5      Interpretation.................................................................................45
         8.6      Counterparts...................................................................................46
         8.7      Governing Law..................................................................................46
         8.8      Severability...................................................................................46
         8.9      Standard of Materiality........................................................................46

                          AGREEMENT AND PLAN OF MERGER

         WHEREAS, the Boards of Directors of Buyer and Seller (all terms as defined in Article I hereof) have determined to consummate certain business combination transactions subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of such inducements and of the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         The following terms shall have the meanings ascribed to them for all purposes of this Agreement.

         "Agreement" shall mean this Agreement and Plan of Merger dated as of April 2001 between Buyer and Seller.

         "Bank Merger" shall mean the contemplated merger of Seller Bank into Buyer Bank, with Buyer Bank surviving.

         "Buyer" shall mean Advance Financial Bancorp, a Delaware corporation.

         "Buyer Bank" shall mean Advance Financial Savings Bank, a Federal-chartered stock savings bank and wholly owned subsidiary of Buyer.

         "Buyer Financial Statements" shall mean (i) the consolidated balance sheets (including related notes and schedules, if any) of Buyer as of June 30, 2000 and 1999 and the consolidated income statements and statements of changes in equity and cash flows (including related notes and schedules, if any) of Buyer for each of the three years ended June 30, 2000, 1999 and 1998, as filed by Buyer in its Securities Documents, and (ii) the consolidated balance sheets (including related notes and schedules, if any) of Buyer and the consolidated income statements and statements of changes in equity and cash flows (including related notes and schedules, if any) of Buyer included in Securities Documents filed by Buyer with respect to the periods ended subsequent to June 30, 2000.

         "Cause" shall mean termination because of the employee's personal dishonesty in the conduct of his duties, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

         "Certificate" shall mean any certificate which prior to the Effective Time represented shares of Seller Common Stock.

         "Certificate of Merger" shall mean the certificate of merger to be filed with the Ohio Secretary of State with respect to the Corporate Merger and the Company Merger and with the Delaware Secretary of State with respect to the Company Merger.

         "Closing" shall mean the closing of the Corporate Merger at a time and place reasonably selected by Buyer following the satisfaction or waiver of all conditions to the Corporate Merger.

         "Closing Date" shall mean the date on which the Closing occurs.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company Merger" shall mean the contemplated Merger of the Surviving Corporation into Buyer, with Buyer surviving.

         "Corporate Merger" shall mean the merger of Merger Sub into Seller, with Seller surviving.

         "CRA" shall mean the Community Reinvestment Act.

         "Department" shall mean the Ohio Department of Commerce, Division of Financial Institutions.

         "Dissenting Shares" shall mean any shares of Seller Common Stock whose holder becomes entitled to the payment of the fair value of such shares under the OGCL.

         "DOJ" shall mean the United States Department of Justice.

         "Effective Time" shall mean the time of the filing of the Certificate of Merger for the Corporate Merger , or such later time as may be specified in the Certificate of Merger.

         "Environmental Claim" shall mean any written notice from any Governmental Entity or third party alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on, or resulting from the presence, or release into the environment, of any Materials of Environmental Concern.

         "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any Governmental Entity relating to (i) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Materials of Environment Concern. The term Environmental Law includes (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601, ET SEQ; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, ET SEQ; the Clean Air Act, as amended, 42 U.S.C. Section 7401, ET SEQ; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, ET SEQ; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 9601, ET SEQ; the Emergency Planning and Community Right to Know Act, 42 U.S.C. Section 1101, ET SEQ; the Safe Drinking Water Act, 42 U.S.C. Section 300f, ET SEQ; and all comparable state and local laws, and (ii) any common law (including common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Materials of Environmental Concern.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exchange Agent" shall mean an exchange agent designated by Buyer, who shall be reasonably acceptable to Seller.

         "FDIA" shall mean the Federal Deposit Insurance Act, as amended.

         "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor thereto.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

         "FHLB" shall mean the Federal Home Loan Bank of Pittsburgh for the Buyer Bank and the Federal Home Loan Bank of Cincinnati for the Seller Bank.

         "GAAP" shall mean generally accepted accounting principles.

         "Governmental Entity" shall mean any federal or state court, administrative agency or commission or other governmental authority or instrumentality.

         "include" shall mean "include without limitation."

         "Insider Loans" shall mean loans from Seller or any Seller Subsidiary to any executive officer or director of Seller, any Seller Subsidiary or any associate or related interest of any such person.

         "IRS" shall mean the Internal Revenue Service or any successor thereto.

         "Material Adverse Effect" shall mean, with respect to any Party, any effect that is material and adverse to the financial condition, results of operations or business of that Party and its Subsidiaries taken as whole, or that materially impairs the ability of any Party to consummate the Merger, provided, however, that Material Adverse Effect shall not be deemed to include the impact of (a) changes in laws and regulations or interpretations thereof that are generally applicable to the banking or savings industries, (b) changes in GAAP that are generally applicable to the banking or savings industries, (c) expenses incurred in connection with the transactions contemplated hereby, (d) actions or omissions of a party (or any of its Subsidiaries) taken with the prior informed written consent of the other party or parties in contemplation of the transactions contemplated hereby, or
(e) changes attributable to or resulting from changes in general economic conditions, including changes in the prevailing level of interest rates.

         "Materials of Environmental Concern" shall mean pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other materials regulated under Environmental Laws.

         "Merger" shall mean the Corporate Merger, the other transactions contemplated by this Agreement, the Company Merger and the Bank Merger.

         "Merger Consideration" shall mean $16.00 in cash without interest for each share of Seller Common Stock.

         "Merger Sub" shall mean an Ohio corporation to be organized as a subsidiary of Buyer.

         "Merger Sub Common Stock" shall mean the common stock of Merger Sub.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "OGCL" shall mean the Ohio General Corporation Law, as amended.

         "Parties" shall mean Buyer and Seller.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Previously Disclosed" shall mean disclosed in a disclosure schedule delivered on or prior to the date hereof by the disclosing Party to the other Party specifically referring to the appropriate section of this Agreement and describing in reasonable detail the matters contained therein.

         "Proxy Statement" shall mean the proxy statement to be delivered to shareholders of Seller in connection with the solicitation of their approval of this Agreement and the transactions contemplated hereby.

         "Rights" shall mean warrants, options, rights, convertible securities and other arrangements or commitments which obligate an entity to issue or dispose of any of its capital stock or other ownership interests.

         "SAIF" shall mean the Savings Association Insurance Fund administered by the FDIC or any successor thereto.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securities Documents" shall mean all reports, offering circulars, proxy statements, registration statements and all similar documents filed, or required to be filed, pursuant to the Securities Laws.

         "Securities Laws" shall mean the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Seller" shall mean Ohio State Financial Services, Inc., an Ohio corporation.

         "Seller Bank" shall mean Bridgeport Savings and Loan Association, an Ohio-chartered savings and loan association and wholly owned subsidiary of Seller.

         "Seller Common Stock" shall mean the common stock, no par value per share, of Seller.

         "Seller Defined Benefit Plan" shall mean any Seller Employee Plan constituting an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA.

         "Seller Employee Plans" shall mean all stock option, employee stock purchase and stock bonus plans, qualified pension or profit-sharing plans, any deferred compensation, consultant, bonus or group insurance contract or any other incentive, health and welfare or employee benefit plan or agreement maintained for the benefit of employees or former employees of Seller, or any Seller Subsidiary, whether written or oral.

         "Seller ESOP" shall mean the employee stock ownership plan of Seller, as in effect as of the date hereof.

         "Seller Financial Statements" shall mean (i) the consolidated statements of financial condition (including related notes and schedules, if any) of Seller as of December 31, 2000 and 1999 and the consolidated statements of income, shareholders' equity and cash flows (including related notes and schedules, if any) of Seller for each of the three years ended December 31, 2000, 1999 and 1998 as filed by Seller in its Securities Documents, and (ii) the consolidated statements of financial condition of Seller (including related notes and schedules, if any) and the consolidated statements of income, shareholders' equity and cash flows (including related notes and schedules, if any) of Seller included in the Securities Documents filed by Seller with respect to the periods ended subsequent to December 31, 2000.

         "Seller Options" shall mean options to purchase shares of Seller Common Stock issued pursuant to Seller's Stock Option Plan.

         "Seller Restricted Stock" shall mean Seller Common Stock subject to restrictions pursuant to Seller's Recognition and Retention Plan.

         "SLHCA" shall mean the Savings and Loan Holding Company Act.

         "Subsidiary" and "Significant Subsidiary" shall have the meanings set forth in Rule 1-02 of Regulation S-X of the SEC.

         "Surviving Corporation" shall mean Seller after the Corporate Merger.

         "Surviving Corporation Common Stock" shall mean the shares of common stock of the Surviving Corporation.

                                   ARTICLE II
                                   THE MERGER

2.1      THE CORPORATE MERGER AND SUBSEQUENT EVENTS

         (a) Subject to the terms and conditions of this Agreement, at the effective Time, Merger Sub shall be merged into Seller in accordance with the provisions of Section 1701.78 of the OGCL and the separate corporate existence of Merger Sub shall cease. Seller shall be the Surviving Corporation of the Corporate Merger, and shall continue its corporate existence under the laws of the State of Ohio. The name of the Surviving Corporation shall be as stated in the Articles of Incorporation of Seller immediately prior to the Effective Time. Immediately following the Corporate Merger, (i) the Surviving Corporation shall merge into Buyer, with Buyer surviving and (ii) the Seller Bank shall merge with Buyer Bank, with Buyer Bank surviving.

         (b) The Articles of Incorporation and Code of Regulations of Seller as in effect immediately prior to the Effective Time shall be the Articles of Incorporation and Code of Regulations of the Surviving Corporation.

         (c) The directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation.

2.2      EFFECTIVE TIME; CLOSING

         The Corporate Merger shall become effective at the Effective Time. The Certificate of Merger shall be filed as soon after the Closing as is practicable.

2.3      TREATMENT OF CAPITAL STOCK

         Subject to the provisions of this Agreement, at the Effective Time, automatically by virtue of the Corporate Merger and without any action on the part of any shareholder:

         (a) each outstanding share of Merger Sub Common Stock shall automatically convert into a share of Surviving Corporation Common Stock;

         (b) each share of Buyer's common stock shall continue unchanged as the same share of Buyer's common stock; and

         (c) each share of Seller Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) shall, by virtue of the Corporate Merger and without any action of any kind by any person or entity, be converted into the right to receive the Merger Consideration; provided, however, that each share of Seller Common Stock which is owned beneficially or of record by Seller (including treasury shares) or Buyer or any of their respective Subsidiaries (other than shares held in a fiduciary capacity for the benefit of third parties or as a result of debts previously contracted) shall be canceled and retired without consideration or conversion.

2.4      SHAREHOLDER RIGHTS; STOCK TRANSFERS

         At the Effective Time, holders of Seller Common Stock shall cease to be and shall have no rights as shareholders of Seller, other than to receive the Merger Consideration for each share of Seller Common Stock held. After the Effective Time, there shall be no transfers on the stock transfer books of Seller or the Surviving Corporation of shares of Seller Common Stock and if Certificates are presented for transfer after the Effective Time, they shall be delivered to Buyer or the Exchange Agent for cancellation against delivery of the Merger Consideration. No interest shall be paid on the Merger Consideration.

2.5      OPTIONS AND RESTRICTED STOCK

         At the Effective Time, each outstanding Seller Option granted to an eligible individual (an "Optionee") under the Seller's Stock Option Plan shall be converted into a right to receive the Merger Consideration less the applicable option exercise price per share, less applicable federal and state tax withholding obligations of the Optionee.

         At the Effective Time, each holder of an unvested share of Seller Restricted Stock under the Seller's Recognition and Retention Plan shall be entitled to receive an amount of compensation equal to the Merger Consideration for each such share of Seller Restricted Stock subject to applicable federal and state tax withholding obligations of the Seller together with accumulated but undistributed dividends on such Seller Restricted Stock. In addition, any cash held by the Seller's Recognition and Retention Plan after the Effective Time that has been expensed or accrued not attributable to a grantee shall be distributed to all current grantees in proportion to their awards as determined by the Seller's committee subject to applicable federal and state withholding obligations of Seller.

2.6      EXCHANGE PROCEDURES

         (a) No later than five (5) business days following the Effective Time, Buyer shall cause the Exchange Agent to mail or make available to each holder of record of any Certificate a notice and letter of transmittal disclosing the effectiveness of the Corporate Merger and the procedure for exchanging Certificates for the Merger Consideration. Such letter of transmittal shall specify that delivery shall be effected and risk of loss and title shall pass only upon proper delivery of Certificates to the Exchange Agent.

         (b) At the Effective Time, Buyer shall deliver to the Exchange Agent an amount of cash equal to the aggregate Merger Consideration.

         (c) Each holder of any outstanding Certificate (other than holders of Dissenting Shares) who surrenders such Certificate to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to the Merger Consideration for each share represented by such Certificate. The Exchange Agent shall accept Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange in accordance with normal exchange practices. Each outstanding Certificate which is not surrendered to the Exchange Agent shall, except as otherwise herein provided, evidence ownership of only the right to receive the Merger Consideration for each share represented by such Certificate.

         (d) The Exchange Agent shall not be obligated to deliver the Merger Consideration until the holder surrenders a Certificate as provided in this
Section 2.6, or, in default thereof, an appropriate affidavit of loss and indemnity agreement and/or a bond as may be required in each case by the Exchange Agent. If any check is to be issued in a name other than that in which the Certificate is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed or accompanied by an executed form of assignment separate from the Certificate and otherwise in proper form for transfer and that the person requesting such exchange pay to the Exchange Agent any transfer or other tax required by reason of the issuance of a check in any name other than that of the registered holder of the certificate surrendered or otherwise establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (e) Any portion of the cash delivered to the Exchange Agent by Buyer pursuant to Section 2.6(b) that remains unclaimed by the shareholders of Seller for six months after the Closing Date shall be delivered by the Exchange Agent to Buyer. Any shareholders of Seller who have not theretofore complied with
Section 2.6(c) shall thereafter look only to Buyer for the Merger Consideration. If outstanding Certificates are not surrendered or the payment for them is not claimed prior to the date on which such payment would otherwise escheat to or become the property of any Governmental Entity, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of Buyer (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any person previously entitled to such property. Neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of Seller Common Stock represented by any Certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Buyer and the Exchange Agent shall be entitled to rely upon the stock transfer books of Seller to establish the identity of those persons entitled to receive the Merger Consideration, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of Seller Common Stock represented by any Certificate, Buyer and the Exchange Agent shall be entitled to deposit any Merger Consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

         (f) Buyer shall be entitled to deduct and withhold from consideration otherwise payable pursuant to this Agreement to any holder of Certificates, such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Buyer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Certificates in respect of which such deduction and withholding was made.

2.7      DISSENTING SHARES

         (a) Any holders of Dissenting Shares shall be entitled to payment for such shares only to the extent permitted by and in accordance with the provisions of the OGCL; provided, however, that if, in accordance with the OGCL, any holder of Dissenting Shares shall forfeit such right to payment of the fair value of such shares, such shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration. Dissenting Shares shall not, after the Effective Time, be entitled to vote for any purpose or receive any dividends or other distributions and shall be entitled only to such rights as are afforded in respect of Dissenting Shares pursuant to the OGCL.

         (b) Seller shall give Buyer (i) prompt notice of any written objections to the Corporate Merger and any written demands for the payment of the fair value of any shares, withdrawals of such demands, and any other instruments served pursuant to the OGCL received by Seller and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands under the OGCL. Seller shall not voluntarily make any payment with respect to any demands for payment of fair value and shall not, except with the prior written consent of Buyer, settle or offer to settle any such demands.

2.8      ADDITIONAL ACTIONS

         If, at any time after the Effective Time, Buyer shall consider that any further assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in Buyer its right, title or interest in, to or under any of the rights, properties or assets of Seller acquired or to be acquired by Buyer as a result of, or in connection with, the Merger, or (ii) otherwise carry out the purposes of this Agreement, Seller and its proper officers and directors shall be deemed to have granted to Buyer an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in Buyer and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of Buyer are fully authorized in the name of Seller or otherwise to take any and all such action.

         The authorized capital stock of Seller consists of 3,000,000 shares of Seller Common Stock. As of the date hereof, 495,398 shares of Seller Common Stock are outstanding (including 15,578 shares of Seller Restricted Stock held by Seller's Recognition and Retention Plan), and

138,770 shares of Seller Common Stock are held in treasury. All outstanding shares of Seller Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of the outstanding shares of Seller Common Stock has been issued in violation of the preemptive rights of any person, firm or entity. Except for (i) Seller Options to acquire not more than 60,555 shares of Seller Common Stock as of the date hereof, a schedule of which has been Previously Disclosed, and (ii) 8,768 unvested shares of Seller Restricted Stock as of the date hereof, a schedule of which has been Previously Disclosed, there are no Rights authorized, issued or outstanding with respect to the capital stock of Seller as of the date hereof.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows, except as Previously Disclosed:

3.1      CAPITAL STRUCTURE

         The authorized capital stock of Seller consists of 3,000,000 shares of Seller Common Stock. As of the date hereof, 495,398 shares of Seller Common Stock are outstanding (including 15,578 shares of Seller Restricted Stock held by Seller's Recognition and Retention Plan), and 138,770 shares of Seller Common Stock are held in treasury. All outstanding shares of Seller Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of the outstanding shares of Seller Common Stock has been issued in violation of the preemptive rights of any person, firm or entity. Except for (i) Seller Options to acquire not more than 60,555 shares of Seller Common Stock as of the date hereof, a schedule of which has been Previously Disclosed, and (ii) 8,768 unvested shares of Seller Restricted Stock as of the date hereof, a schedule of which has been Previously Disclosed, there are no Rights authorized, issued or outstanding with respect to the capital stock of Seller as of the date hereof.

3.2      ORGANIZATION, STANDING AND AUTHORITY OF SELLER

         Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, with full corporate power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, and Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. Seller is a savings and loan holding company under the SLHCA and subject to the regulation and supervision by the OTS and the Department. Seller has heretofore delivered to Buyer true and complete copies of the Articles of Incorporation and Code of Regulations of Seller as in effect as of the date hereof.

3.3     OWNERSHIP OF SELLER SUBSIDIARIES

         Seller has Previously Disclosed the name, jurisdiction of incorporation and percentage ownership of each direct or indirect Seller Subsidiary and identified Seller Bank as its only Significant Subsidiary. Except for (x) capital stock of Seller Subsidiaries, (y) securities and other interests held in a fiduciary capacity and beneficially owned by third parties or taken in consideration of debts previously contracted and (z) securities and other interests which are Previously Disclosed, Seller does not own or have the right to acquire, directly or indirectly, any outstanding capital stock or other voting securities or ownership interests of any corporation, bank, savings association, partnership, joint venture or other organization, other than investment securities representing not more than 5% of any entity. The outstanding shares of capital stock or other ownership interests of each Seller Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are directly owned by Seller free and clear of all liens, claims, encumbrances, charges, pledges, restrictions or rights of third parties of any kind whatsoever. No rights are authorized, issued or outstanding with respect to the capital stock or other ownership interests of Seller Subsidiaries and there are no agreements, understandings or commitments relating to the right of Seller to vote or to dispose of such capital stock or other ownership interests.

3.4      ORGANIZATION, STANDING AND AUTHORITY OF SELLER SUBSIDIARIES

         The Seller Subsidiary is a savings association, corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized with full power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, and the Seller Subsidiary is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. The deposit accounts of Seller Bank are insured by the SAIF to the maximum extent permitted by the FDIA and Seller Bank has paid all deposit insurance premiums and assessments required by the FDIA and the regulations thereunder. Seller has heretofore delivered to Buyer true and complete copies of the Articles of Incorporation, as amended and restated, and Constitution of Seller Bank as in effect as of the date hereof.

3.5      AUTHORIZED AND EFFECTIVE AGREEMENT

         (a) Seller has all requisite power and authority to enter into this Agreement and (subject to receipt of all necessary governmental approvals and the approval of Seller's shareholders of this Agreement and subject to the amendment of the Amended Articles of Incorporation of Seller Bank with respect to acquisitions of more than 10% of the outstanding shares of Seller Bank) to perform all of its respective obligations hereunder. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby have been deemed advisable by the Board and duly authorized and approved by all necessary corporate action in respect thereof on the part of Seller, except for the approval of this Agreement by Seller's shareholders. This Agreement has been duly and validly executed and delivered by Seller and, assuming due authorization, execution and delivery by Buyer, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and except to the extent such enforceability may be limited by laws relating to safety and soundness of insured depository institutions as set forth in 12 USC 1818(6) or by the appointment of a conservator by the FDIC.

         (b) Neither the execution and delivery of this Agreement nor completion of the transactions contemplated hereby, nor compliance by Seller with any of the provisions hereof and subject to the amendment of the Amended Articles of Incorporation of Seller Bank with respect to acquisitions of more than 10% of the outstanding shares of Seller Bank (i) does or will conflict with or result in a breach of any provisions of the Articles of Incorporation or Code of Regulations of Seller or the equivalent documents of any Seller Subsidiary, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Seller or any Seller Subsidiary pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Seller or any Seller Subsidiary is a party, or by which any of their respective properties or assets may be bound or affected, or (iii) subject to receipt of all required governmental and shareholder approvals, violates any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any Seller Subsidiary.

         (c) To the best knowledge of Seller and subject to the amendment of the Amended Articles of Incorporation of Seller Bank with respect to acquisitions of more than 10% of the outstanding shares of Seller Bank, except for (i) the filing of applications and notices with and the approvals of the OTS and the FDIC, (ii) the filing of applications with the Department and the approvals of the Department, (iii) the filing and clearance of the Proxy Statement relating to the meeting of shareholders of Seller to be held pursuant to Section 5.2 hereof with the SEC, (iv) the approval of this Agreement and the transactions contemplated hereby by the requisite vote of the shareholders of Seller, (v) the filing of the Certificate of Merger with the Secretary of State of the State of Ohio in connection with the Corporate Merger and the Company Merger, (vi) the filing of Articles of Combination with the OTS and Certificate of Merger with the Secretary of State of Ohio in connection with the Bank Merger (vii) the filing of Certificate of Merger with the Secretary of the State of Delaware in connection with the Company Merger, and (viii) review of the Merger by the DOJ under federal antitrust laws, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary on the part of Seller or Seller Bank in connection with (x) the execution and delivery by Seller of this Agreement and the completion of the transactions contemplated hereby, or (y) the Merger.

         (d) Except as Previously Disclosed, as of the date hereof, neither Seller nor Seller Bank is aware of any reasons relating to Seller or Seller Bank (including CRA compliance) why all consents and approvals shall not be procured from all Governmental Entities having jurisdiction over the Merger as shall be necessary for the completion of the Merger and the continuation by Buyer after the Effective Time of the business of each of Seller and Seller Bank, respectively, as such business is carried on immediately prior to the Effective Time, free of any conditions or requirements which could materially impair the value of Seller or Seller Bank to Buyer.

3.6      SECURITIES DOCUMENTS AND REGULATORY REPORTS

         (a) Since September 26, 1997, Seller has timely filed with the SEC and the NASD all Securities Documents required by the Securities Laws and such Securities Documents complied in all material respects with the Securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) Since September 26, 1997, each of Seller and Seller Bank has duly filed with the OTS and the Department and any other applicable federal or state banking authority, as the case may be, the reports required to be filed under applicable laws and regulations and such reports were in all material respects complete and accurate and in compliance with the requirements of applicable laws and regulations. In connection with the most recent examinations of Seller and Seller Bank by the OTS, FDIC, and the Department, neither Seller nor Seller Bank was required to correct or change any action, procedure or proceeding which Seller or Seller Bank believes has not been corrected or changed as required.

3.7      FINANCIAL STATEMENTS

         (a) Seller has previously delivered or made available to Buyer accurate and complete copies of the Seller Financial Statements, which are accompanied by the audit reports of S.R. Snodgrass, A.C., independent certified public accountants with respect to Seller. The Seller Financial Statements, as well as the Seller Financial Statements to be delivered pursuant to Section 5.8 hereof, fairly present or will fairly present, as the case may be, the consolidated financial condition of Seller as of the respective dates set forth therein, and the consolidated income, changes in shareholders' equity and cash flows of Seller for the respective periods or as of the respective dates set forth therein.

         (b) Each of the Seller Financial Statements referred to in Section 3.7(a) has been or will be, as the case may be, prepared in accordance with GAAP consistently applied during the periods involved, except as stated therein. The audits of Seller have been conducted in all material respects in accordance with generally accepted auditing standards. The books and records of Seller and the Seller Subsidiaries are being maintained in compliance with applicable legal and accounting requirements, and such books and records accurately reflect all dealings and transactions in respect of the business, assets, liabilities and affairs of Seller and its Subsidiaries.

         (c) Except and to the extent (i) reflected, disclosed or provided for in the Seller Financial Statements, (ii) of liabilities since incurred in the ordinary course of business and (iii) of liabilities incurred in connection with completion of the transactions contemplated by this Agreement, neither Seller nor any Seller Subsidiary has any liabilities, whether absolute, accrued, contingent or otherwise.

3.8      MATERIAL ADVERSE CHANGE

         Since December 31, 2000 or as Previously Disclosed, (i) Seller and its Subsidiaries have conducted their respective businesses in the ordinary and usual course (excluding the incurrence of expenses in connection with this Agreement and the transactions contemplated hereby) and (ii) no event has occurred or circumstance arisen that, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Seller.

3.9      ENVIRONMENTAL MATTERS

         (a) Seller and its Subsidiaries are in compliance with all Environmental Laws. Neither Seller nor any Seller Subsidiary has received any communication alleging that Seller or any Seller Subsidiary is not in such compliance and, to the best knowledge of Seller, there are no present circumstances that would prevent or interfere with the continuation of such compliance.

         (b) None of the properties owned, leased or operated by Seller or a Seller Subsidiary has been or is in violation of or liable under any Environmental Law.

         (c) There are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Law against Seller or a Seller Subsidiary or against any person or entity whose liability for any Environmental Claim Seller or a Seller Subsidiary has or may have retained or assumed either contractually or by operation of law.

         (d) Except in the ordinary course of its loan underwriting activities, and except as Previously Disclosed, Seller has not conducted any environmental studies during the past five years with respect to any properties owned by it or a Seller Subsidiary as of the date hereof.

3.10     TAX MATTERS

         (a) Seller and its Subsidiaries have timely filed all federal, state and local (and, if applicable, foreign) income, franchise, bank, excise, real property, personal property and other tax returns required by applicable law to be filed by them (including estimated tax returns, income tax returns, information returns and withholding and employment tax returns) and have paid, or where payment is not required to have been made, have set up an adequate reserve or accrual for the payment of, all taxes required to be paid in respect of the periods covered by such returns and, as of the Effective Time, will have paid, or where payment is not required to have been made, will have set up an adequate reserve or accrual for the payment of, all material taxes for any subsequent periods ending on or prior to the Effective Time. Neither Seller nor any Seller Subsidiary will have any material liability for any such taxes in excess of the amounts so paid or reserves or accruals so established.

         (b) All federal, state and local (and, if applicable, foreign) income, franchise, bank, excise, real property, personal property and other tax returns filed by Seller and its Subsidiaries are complete and accurate in all material respects. Neither Seller nor any Seller Subsidiary is delinquent in the payment of any tax, assessment or governmental charge or has requested any extension of time within which to file any tax returns in respect of any fiscal year or portion thereof. The federal, state and local income tax returns of Seller and its Subsidiaries have been audited by the applicable tax authorities for all periods ended through 1997 (or are closed to examination due to the expiration of the applicable statute of limitations) and no deficiencies for any tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against Seller or any Subsidiary as a result of such audits or otherwise which have not been settled and paid. There are currently no agreements in effect with respect to Seller or any Subsidiary to extend the period of limitations for the assessment or collection of any tax. Except as previously disclosed in Schedule 3.10(b), as of the date hereof, no audit, examination or deficiency or refund litigation with respect to any such return is pending or, to the best of Seller's knowledge, threatened.

         (c) Neither Seller nor any Seller Subsidiary (i) is a party to any agreement providing for the allocation or sharing of taxes other than the agreement between Seller and Seller Bank Previously Disclosed, (ii) is required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by Seller or any Subsidiary (nor does Seller have any knowledge that the IRS has proposed any such adjustment or change of accounting method) or (iii) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

3.11     LEGAL PROCEEDINGS

         Except as Previously Disclosed in Schedule 3.11, there are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the best knowledge of Seller, that are unasserted or threatened against Seller or any of its Subsidiaries or against any asset, interest or right of Seller or any of its Subsidiaries, or against any officer, director or employee of any of them. Neither Seller nor any Seller Subsidiary is a party to any order, judgment or decree that would have a Material Adverse Effect.

3.12     COMPLIANCE WITH LAWS

         (a) Each of Seller and the Seller Subsidiaries has all permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Entities that are required in order to permit it to carry on its business as it is presently being conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and will not be adversely affected by virtue of the completion of the Merger; and to the best knowledge of Seller, no suspension or cancellation of any of the same is threatened.

         (b) Except as Previously Disclosed, neither Seller nor any Seller Subsidiary is in violation of its respective Articles of Incorporation, Constitution or Code of Regulations, or of any applicable federal, state or local law or ordinance or any order, rule or regulation of any Governmental Entity (including all banking (including all regulatory capital requirements), truth-in-lending, usury, fair credit reporting, consumer protection, securities, municipal securities, safety, health, zoning, anti-discrimination, antitrust, and wage and hour laws, ordinances, orders, rules and regulations), or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any Governmental Entity; and neither Seller nor any Seller Subsidiary has received any notice or communication from any Governmental Entity asserting that Seller or any Seller Subsidiary is in violation of any of the foregoing. Neither Seller nor any Seller Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, written directive, memorandum of understanding or written commitment (other than those of general applicability to savings banks or holding companies thereof issued by Governmental Entities), and neither of them has received any written communication requesting that it enter into any of the foregoing.

3.13     CERTAIN INFORMATION

         None of the information relating to Seller and its Subsidiaries supplied or to be supplied by them for inclusion in the Proxy Statement, as of the date such Proxy Statement is mailed to shareholders of Seller and up to and including the date of the meeting of shareholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date.

3.14     EMPLOYEE BENEFIT PLANS

         (a) Seller has Previously Disclosed all Seller Employee Plans and has heretofore delivered to Buyer accurate and complete copies of each (including amendments and agreements relating thereto) together with, in the case of tax-qualified plans, (i) the most recent actuarial and financial reports prepared with respect thereto, (ii) the most recent annual reports filed with any Governmental Entity with respect thereto, and (iii) all rulings and determination letters and any open requests for rulings or letters that pertain thereto.

         (b) None of Seller, any Seller Subsidiary, any Seller Defined Benefit Plan or, to the best of Seller's knowledge, any fiduciary of a Seller Defined Benefit Plan, has incurred any material liability to the PBGC or the IRS with respect to any Seller Defined Benefit Plan. To the best of Seller's knowledge, no reportable event under Section 4043(b) of ERISA has occurred with respect to any Seller Defined Benefit Plan.

         (c) Neither Seller nor any Seller Subsidiary participates in or has incurred any liability under Section 4201 of ERISA for a complete or partial withdrawal from a multi-employer plan (as such term is defined in ERISA).

         (d) A favorable determination letter has been issued by the IRS with respect to each Seller Defined Benefit Plan or Seller Employee Plans, including Seller ESOP, which is intended to qualify under Section 401 of the Code to the effect that such Seller Defined Benefit Plan and Seller Employee Plans, including Seller ESOP, is qualified under Section 401 of the Code, and the trust associated with such Seller Defined Benefit Plan and Seller Employee Plans, including Seller ESOP, is tax exempt under Section 501 of the Code. No such letter has been revoked or, to the best of Seller's knowledge, is threatened to be revoked, and Seller does not know of any ground on which such revocation may be based. Neither Seller nor any Seller Subsidiary has any liability under any such Seller Defined Benefit Plan and Seller Employee Plans, including Seller ESOP, that is not reflected in the Seller Financial Statements, other than liabilities incurred in the ordinary course of business in connection therewith subsequent to the date thereof.

         (e) No transaction prohibited by Section 406 of ERISA (and not exempt under Section 408 of ERISA or Section 4975 of the Code or pursuant to a class or administrative exemption granted under those sections) has occurred with respect to any Seller Employee Plan which would result in the imposition, directly or indirectly, of an excise tax under Section 4975 of the Code or otherwise have a Material Adverse Effect on Seller.

         (f) Full payment has been made (or proper accruals have been established) of all contributions which are required for periods prior to the date hereof, and full payment will be so made (or proper accruals will be so established) of all contributions which are required for periods after the date hereof and prior to the Effective Time, under the terms of each Seller Employee Plan or ERISA; except as disclosed in the Seller Financial Statements, no accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, exists with respect to any Seller Defined Benefit Plan, and there is no "unfunded current liability" (as defined in Section 412 of the Code) with respect to any Seller Defined Benefit Plan.

         (g) The Seller Employee Plans have been operated in compliance in all material respects with the applicable provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations. All contributions required to be made to Seller Employee Plans at the date hereof have been made, and all contributions required to be made to Seller Employee Plans as of the Effective Time will have been made as of such date.

         (h) There are no pending or, to the best knowledge of Seller, threatened claims (other than routine claims for benefits) by, on behalf of or against any of Seller Employee Plans or any trust related thereto or any fiduciary thereof.

         (i) Neither Seller nor any Seller Subsidiary has made any payments, or is or has been a party to any agreement or any Seller Employee Plan, that under any circumstances could obligate it or its successor to make payments or deemed payments, that (i) are not or will not be deductible because of Sections 162(m) or 280G of the Code or (ii) require Buyer or any Buyer Subsidiary to record any charge or expense therefor (or any tax gross-up payments) for financial reporting purposes on a post-acquisition basis.

3.15     CERTAIN CONTRACTS

         (a) Except as Previously Disclosed, neither Seller nor any Subsidiary is a party to, is bound or affected by, receives, or is obligated to pay, benefits under (i) any agreement, arrangement or commitment, including any agreement, indenture or other instrument, relating to the borrowing of money by Seller or a Subsidiary (other than in the case of Seller Bank deposits, FHLB advances, federal funds purchased and securities sold under agreements to repurchase in the ordinary course of business) or the guarantee by Seller or a Subsidiary of any obligation, other than by Seller Bank in the ordinary course of its banking business, (ii) any agreement, arrangement or commitment relating to the employment of a consultant or the employment, election or retention in office of any present or former director, officer or employee of Seller or a Subsidiary, (iii) any agreement, arrangement or understanding (other than as set forth in this Agreement) pursuant to which any payment (whether of severance pay or otherwise) became or may become due to any director, officer or employee of Seller or a Subsidiary upon execution of this Agreement or upon or following completion of the transactions contemplated by this Agreement (either alone or in connection with the occurrence of any additional acts or events); (iv) any agreement, arrangement or understanding pursuant to which Seller or a Subsidiary is obligated to indemnify any director, officer, employee or agent of Seller or a Subsidiary, other than as set forth in Seller Employee Plans and in the Articles of Incorporation, Code of Regulations or other governing documents of Seller and its Subsidiaries; (v) any agreement, arrangement or understanding to which Seller or a Subsidiary is a party or by which any of the same is bound which limits the freedom of Seller or a Subsidiary to compete in any line of business or with any person; (vi) any assistance agreement, supervisory agreement, memorandum of understanding, consent order, cease and desist order or condition of any regulatory order or decree with or by the OTS, the FDIC, the Department, or any other regulatory agency; or (vii) any agreement, arrangement or understanding which would be required to be filed as an exhibit to Seller's Annual Report on Form 10-KSB under the Exchange Act and which has not been so filed.

         (b) Neither Seller nor any Seller Subsidiary is in default or in non-compliance under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party or by which its assets, business or operations may be bound or affected, whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default or non-compliance.

3.16     BROKERS AND FINDERS

         Except for a Previously Disclosed agreement with Keefe, Bruyette & Woods, Inc. ("KBW") neither Seller nor any Seller Subsidiary nor any of their respective directors, officers or employees, has employed any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated hereby.

3.17     INSURANCE

         Each of Seller and its Subsidiaries is insured for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and has maintained all insurance required by applicable laws and regulations. The Seller has Previously Disclosed copies of Seller's insurance policies to the Buyer.

3.18     PROPERTIES

         All real and personal property owned by Seller or its Subsidiaries or presently used by any of them in its respective business is in good condition (ordinary wear and tear excepted) and is sufficient to carry on the business of Seller and its Subsidiaries in the ordinary course of business consistent with their past practices. Seller has good and marketable title free and clear of all liens, encumbrances, charges, defaults or equities (other than equities of redemption under applicable foreclosure laws) to all of its properties and assets, real and personal, except (i) liens for current taxes not yet due or payable, (ii) pledges to secure deposits and other liens incurred in the ordinary course of its banking business, (iii) such imperfections of title, easements and encumbrances, if any, as are de minimis in character, amount or extent and (iv) as reflected in the Seller Financial Statements. All real and personal property which is material to Seller's business on a consolidated basis and leased or licensed by Seller or a Subsidiary is held pursuant to leases or licenses which are valid and enforceable in accordance with their respective terms and such leases will not terminate or lapse prior to the Effective Time. All improved real property owned by Seller or its Subsidiaries is in compliance with all applicable zoning laws.

3.19     LABOR

         No work stoppage involving Seller or a Subsidiary is pending or, to the best knowledge of Seller, threatened. Neither Seller nor a Subsidiary is involved in or, to the best knowledge of Seller, threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding involving the employees of Seller or a Subsidiary. Employees of Seller and Seller Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees, and to the best of Seller's knowledge, there have been no efforts to unionize or organize any employees of Seller or any Seller Subsidiaries during the past five years.

3.20     ALLOWANCE FOR LOAN LOSSES

         The allowance for loan losses reflected on Seller's consolidated statement of financial condition included in the Seller Financial Statements is, and will be in the case of subsequently delivered Seller Financial Statements, in the opinion of Seller's management, adequate in all material respects as of their respective dates under the requirements of GAAP to provide for reasonably anticipated losses on outstanding loans, net of recoveries. The real estate owned reflected in the Seller Financial Statements is, and will be in the case of subsequently delivered

Seller Financial Statements, carried at the lower of cost or fair value, less estimated costs to sell, as required by GAAP.

3.21     MATERIAL INTERESTS OF CERTAIN PERSONS

         (a) No officer or director of Seller, any Seller Subsidiary or any "associate" (as such term is defined in Rule 14a-1 under the Exchange Act) or related interest of any such person has any material interest in any material contract or property (real or personal, tangible or intangible), used in, or pertaining to, the business of Seller or any Subsidiary of Seller.

         (b) There are no Insider Loans as of the date hereof, except for those disclosed in Schedule 3.21(b).

3.22     FAIRNESS OPINION

         Seller has received an opinion from KBW to the effect that, as of the date hereof, the Merger Consideration to be received by shareholders of Seller pursuant to this Agreement is fair, from a financial point of view, to such shareholders.

3.23     DISCLOSURES

         None of the representations and warranties of Seller or any of the written information or documents furnished or to be furnished by Seller to Buyer in connection with or pursuant to this Agreement or the completion of the transactions contemplated hereby, when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading.

3.24     NO UNDISCLOSED LIABILITIES

         Except as Previously Disclosed, Seller and its Subsidiaries do not have any liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit or proceeding, hearing, charge, complaint, claim or demand against Seller or its Subsidiaries giving rise to any such liability) required in accordance with generally accepted accounting principles to be reflected in an audited consolidated balance sheet of Seller, except and to the extent (i) reflected, disclosed or provided for in the Seller Financial Statements, (ii) of liabilities since incurred in the ordinary course of business and (iii) of liabilities incurred in connection with completion of the transactions contemplated by this Agreement.

3.25     LOAN PORTFOLIO

                  (i) All loans and discounts shown on the Seller Financial Statements or which were entered into after the date of the most recent balance sheet included in the Seller Financial

Statements were and shall be made for good, valuable and adequate consideration in the ordinary course of the business of Seller and its Subsidiaries, in accordance with sound banking practices, and are not subject to any known defenses, set-offs or counter-claims, including any such as are afforded by usury or truth in lending laws, except as may be provided by bankruptcy, solvency or similar laws or by general principles of equity, (ii) the notes or other evidence of indebtedness evidencing such loans in all forms of pledges, mortgages and other collateral documents and security agreements are and shall be in force, valid, true and genuine and what they purport to be, and (iii) except as Previously Disclosed, Seller and its Subsidiaries have complied and shall prior to the Effective Time comply with all laws and regulations relating to such loans.

3.26     INVESTMENT PORTFOLIO

         All investment securities held by Seller or its Subsidiaries, as reflected in the consolidated balance sheets of Seller included in the Seller Financial Statements, are carried in accordance with GAAP, specifically including but not limited to, FAS 115.

3.27     INTEREST RATE RISK MANAGEMENT INSTRUMENTS

         Seller has Previously Disclosed all interest rate swaps, caps, floors, option agreements or other interest rate risk management arrangements or agreements, whether entered into for the account of Seller or its Subsidiaries or for the account of a customer of Seller or one of its Subsidiaries. All such arrangements and agreements were entered into in the ordinary course of business and in accordance with prudent banking practice and applicable rules, regulations and policies and with counter parties believed to be financially responsible at the time and are legal, valid and binding obligations of Seller or one of its Subsidiaries in force in accordance with their terms (subject to the provisions of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws effecting the enforceability of creditors rights generally from time to time and effect, and equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion), and are in full force and effect. Seller and its Subsidiaries have duly performed all of their obligations thereunder to the extent that such obligations to perform have accrued; and, to Seller's knowledge, there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder.

3.28     INTERIM EVENTS

         Since December 31, 2000, except as Previously Disclosed, neither Seller nor its Subsidiaries have paid or declared any dividend or made any other distribution to shareholders or taken any action which if taken after the date hereof would require the prior written consent of Buyer pursuant to Section 5.6 hereof.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows, except as Previously Disclosed:

4.1      ORGANIZATION, STANDING AND AUTHORITY OF BUYER

         Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, and Buyer is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. Buyer is a savings and loan holding company under the SLHCA and subject to the regulations of the OTS. Buyer has heretofore delivered to Seller true and complete copies of the Articles of Incorporation and Bylaws of Buyer as in effect as of the date hereof.

4.2      OWNERSHIP OF BUYER SUBSIDIARIES

         Buyer has Previously Disclosed the name, jurisdiction of incorporation and percentage ownership of each direct or indirect Buyer Subsidiary and identified Buyer Bank as its only Significant Subsidiary. The outstanding shares of capital stock or other ownership interests of each Buyer Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are directly owned by Buyer free and clear of all liens, claims, encumbrances, charges, pledges, restrictions or rights of third parties of any kind whatsoever. No Rights are authorized, issued or outstanding with respect to the capital stock or other ownership interests of Buyer Subsidiaries and there are no agreements, understandings or commitments relating to the right of Buyer to vote or to dispose of such capital stock or other ownership interests.

4.3      ORGANIZATION, STANDING AND AUTHORITY OF BUYER SUBSIDIARIES

         The Buyer Subsidiary is a savings bank, corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, and the Buyer Subsidiary is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. The deposit accounts of Buyer Bank are insured by the FDIC to the maximum extent permitted by the FDIA and Buyer Bank has paid all deposit insurance premiums and assessments required by the FDIA and the regulations thereunder. Buyer has heretofore delivered to Seller true and complete copies of the Charter and Bylaws of Buyer Bank as in effect as of the date hereof.

4.4      AUTHORIZED AND EFFECTIVE AGREEMENT

         (a) Buyer has all requisite power and authority to enter into this Agreement and (subject to receipt of all necessary governmental approvals) to perform all of its respective obligations hereunder. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby have been deemed advisable by the Boards of Directors of Buyer and Buyer Bank and duly authorized and approved by all necessary corporate action in respect thereof on the part of Buyer and Buyer Bank.. This Agreement has been duly and validly executed and delivered by Buyer and, assuming due authorization, execution and delivery by Seller, constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (b) Neither the execution and delivery of this Agreement nor completion of the transactions contemplated hereby, nor compliance by Buyer with any of the provisions hereof (i) does or will conflict with or result in a breach of any provisions of the Articles of Incorporation or Bylaws of Buyer or the equivalent documents of any Buyer Subsidiary, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Buyer or any Buyer Subsidiary pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Buyer or any Buyer Subsidiary is a party, or by which any of their respective properties or assets may be bound or affected, or (iii) subject to receipt of all required governmental approvals, violates any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer or any Buyer Subsidiary.

         (c) To the best knowledge of Buyer, except for (i) the filing of applications and notices with and the approvals of the OTS and the FDIC, (ii) the filing of applications with the Department and the approvals of the Department, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Ohio in connection with the Corporate Merger and the Company Merger, (iv) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in connection with the Company Merger, (v) the filing of Articles of Combination with the OTS and Certificate of Merger with the Secretary of State of Ohio in connection with the Bank Merger, and (vi) review of the Merger by the DOJ under federal antitrust laws, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary on the part of Buyer, Merger Sub or Buyer Bank in connection with (x) the execution and delivery by Buyer of this Agreement, and the completion of the transactions contemplated hereby, or (y) the Merger. Buyer as sole shareholder of Buyer Bank has taken all necessary shareholder action to approve the Bank Merger.

         (d) As of the date hereof, neither Buyer nor Buyer Bank is aware of any reasons relating to Buyer or Buyer Bank (including CRA compliance) why all consents and approvals shall not be procured from all Governmental Entities having jurisdiction over the Merger as shall be necessary for completion of the Merger and continuation by Buyer after the Effective Time of the business of each of Seller and Seller Bank, respectively, as such business is carried on immediately prior to the Effective Time, free of any conditions or requirements which could impair the value of Seller or Seller Bank to Buyer.

4.5      SECURITIES DOCUMENTS AND REGULATORY REPORTS

         (a) Since January 1, 1998, Buyer has timely filed with the SEC and the NASD all Securities Documents required by the Securities Laws and such Securities Documents complied in all material respects with the Securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) Each of Buyer and Buyer Bank has since January 1, 1998, duly filed with the OTS, FDIC and any other applicable federal banking authority, as the case may be, the reports required to be filed under applicable laws and regulations and such reports were in all material respects complete and accurate and in compliance with the requirements of applicable laws and regulations. In connection with the most recent examinations of Buyer and Buyer Bank by the OTS and FDIC, neither Buyer nor Buyer Bank was required to correct or change any action, procedure or proceeding which Buyer or Buyer Bank believes has not been corrected or changed as required.

4.6      FINANCIAL STATEMENTS

         (a) Buyer has previously delivered or made available to Seller accurate and complete copies of the Buyer Financial Statements, which are accompanied by the audit reports of S.R. Snodgrass, A.C., independent certified public accountants with respect to Buyer. The Buyer Financial Statements fairly present and will fairly present, as the case may be, the consolidated financial condition of Buyer as of the respective dates set forth therein, and the consolidated income, changes in equity and cash flows of Buyer for the respective periods or as of the respective dates set forth therein.

         (b) Each of the Buyer Financial Statements referred to in Section 4.6(a) has been or will be, as the case may be, prepared in accordance with GAAP consistently applied during the periods involved, except as stated therein. The audits of Buyer have been conducted in accordance with generally accepted auditing standards. The books and records of Buyer and the Buyer Subsidiaries are being maintained in compliance with applicable legal and accounting requirements, and all such books and records accurately reflect all dealings and transactions in respect of the business, assets, liabilities and affairs of Buyer and its Subsidiaries.

         (c) Except to the extent (i) reflected, disclosed or provided for in the Buyer Financial Statements, (ii) of liabilities since incurred in the ordinary course of business and (iii) of liabilities incurred in connection with completion of the transaction contemplated by this Agreement, neither Buyer nor any Buyer Subsidiary has any liabilities, whether absolute, accrued, contingent or otherwise.

4.7      MATERIAL ADVERSE CHANGE

         Since December 31, 2000, (i) Buyer and its Subsidiary have conducted their respective businesses in the ordinary and usual course (excluding the incurrence of expenses in connection with this Agreement and the transactions contemplated hereby) and (ii) no event has occurred or circumstance arisen that, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Buyer.

4.8      LEGAL PROCEEDING

         There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the best knowledge of Buyer, that are unasserted or threatened against Buyer or of its Subsidiary or against any asset, interest or right of Buyer or of its Subsidiary, or against any officer, director or employee of any of them. Neither Buyer nor any Buyer Subsidiary is a party to any order, judgment or decree.

4.9      CERTAIN INFORMATION

         None of the information relating to Buyer and its Subsidiary supplied or to be supplied by them for inclusion in the Proxy Statement, as of the date such Proxy Statement is mailed to shareholders of Seller and up to and including the date of the meeting of shareholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date.

4.10     BROKERS AND FINDERS

         Neither Buyer nor any Buyer Subsidiary, nor any of their respective directors, officers or employees, has employed any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated hereby.

4.11     DISCLOSURES

         None of the representations and warranties of Buyer or any of the written information or documents furnished or to be furnished by Buyer to Seller in connection with or pursuant to this Agreement or the completion of the transactions contemplated hereby, when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading.

4.12     FINANCIAL RESOURCES

         Buyer has the financial wherewithal and has, or will have prior to the Effective Time, sufficient internal funds to perform its obligations under this Agreement. Buyer and Buyer Bank are, and will be immediately following the Merger, in material compliance with all applicable capital, debt and financial and non-financial regulations of state and federal banking agencies having jurisdiction over them.

4.13     STATE TAKEOVER STATUTES

         Neither Buyer nor any Buyer Subsidiary beneficially own any Seller common stock. Neither Buyer nor any Buyer Subsidiary is now, and has not been during the three years prior to the date of this Agreement, an "interested shareholder" of Seller within the meaning of OGCL Section 1704.01(c)(8).

                                    ARTICLE V
                                    COVENANTS

5.1      REASONABLE BEST EFFORTS

         Subject to the terms and conditions of this Agreement, each of Seller and Buyer (i) shall use its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations so as to permit and otherwise enable completion of the Merger as promptly as reasonably practicable, and (ii) shall cooperate fully with each other to that end. If necessary to complete Bank Merger, Seller shall cause Seller Bank to amend its Articles of Incorporation and/or Constitution to facilitate the completion of the Bank Merger.

5.2      SHAREHOLDER MEETING

         Seller shall take all action necessary to file the Proxy Statement within 45 days of the date of this Agreement and to properly call and convene a meeting of its shareholders as soon as practicable after the date hereof to consider and vote upon this Agreement and the transactions contemplated hereby. The Board of Directors of Seller will recommend that the shareholders of Seller approve this Agreement and the transactions contemplated hereby, provided that the Board of Directors of Seller may fail to make such recommendation, or withdraw, modify or change any such recommendation, if such Board of Directors, after having consulted with and considered the advice of outside counsel, has determined that the making of such recommendation, or the failure to withdraw, modify or change such recommendation, would constitute a breach of the fiduciary duties of such directors under applicable law.

5.3      REGULATORY MATTERS

         (a) The parties hereto shall promptly cooperate with each other in the preparation and filing of the Proxy Statement relating to the meeting of shareholders of Seller to be held pursuant to Section 5.2 of this Agreement. Each of Buyer and Seller shall use its reasonable best efforts to have the Proxy Statement approved for mailing in definitive form as promptly as practicable and thereafter Seller shall promptly mail to its shareholders the Proxy Statement.

         (b) The parties hereto shall cooperate with each other and use their reasonable best efforts to promptly prepare and file within 45 days after the date hereof or as soon thereafter as is reasonably practicable, all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all Governmental Entities and third parties which are necessary or advisable to consummate the transactions contemplated by this Agreement. Buyer and Seller shall have the right to review in advance, and to the extent practicable each will consult with the other on, in each case subject to applicable laws relating to the exchange of information, all the information which appears in any filing made with or written materials submitted to any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein. The parties hereto agree that they will use their reasonable best efforts to cause the Closing Date to occur by September 30, 2001.

         (c) Buyer and Seller shall, upon request, furnish each other with all information concerning themselves, their respective Subsidiaries, directors and officers, the shareholders of Seller and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Buyer, Buyer Bank, Merger Sub, Seller or Seller Bank to any Governmental Entity in connection with the transactions contemplated hereby.

         (d) Buyer and Seller shall promptly furnish each other with copies of written communications received by Buyer or Seller, as the case may be, or any of their respective Subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated hereby.

5.4      INVESTIGATION AND CONFIDENTIALITY

         (a) The Seller shall permit the Buyer and its representatives reasonable access to its properties and personnel, and shall disclose and make available to the Buyer, upon the Buyer's reasonable request, all books, papers and records relating to the assets, stock ownership, properties, operations, obligations and liabilities of Seller and Seller Subsidiaries, including, but not limited to, all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees thereof) and shareholders, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, loan files, plans affecting employees, and any other business activities or prospects in which the Buyer may have a reasonable interest, provided that such access and any such reasonable request shall be reasonably related to the transactions contemplated hereby and, in the reasonable opinion of the Seller providing such access, not unduly interfere with normal operations. The Seller and its Subsidiaries shall make their respective directors, officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with the Buyer and its representatives, provided that such access shall be reasonably related to the transactions contemplated hereby and shall not unduly interfere with normal operations. Representatives of Buyer or Buyer Bank shall be given notice of and shall be entitled to attend meetings of the Boards of Directors of Seller and Seller Bank after the date hereof, provided, that the Chairman of such meetings shall be entitled to exclude such representatives of Buyer or Buyer Bank from discussions at such meetings, if the Board of Directors determines, consistent with the exercise of its fiduciary duties, that it is in the best interests of Seller and its shareholders to exclude such representatives.

         (b) All information furnished previously in connection with the transactions contemplated by this Agreement or pursuant hereto shall be treated as the sole property of the party furnishing the information until completion of the transactions contemplated hereby and, if such transactions shall not occur, the party receiving the information shall either destroy or return to the party which furnished such information all documents or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purposes. The obligation to keep such information confidential shall continue for five years from the date the proposed transactions are abandoned but shall not apply to (i) any information which (x) the party receiving the information can establish was already in its possession prior to the disclosure thereof by the party furnishing the information; (y) was then generally known to the public; or (z) became known to the public through no fault of the party receiving the information; or (ii) disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction, provided that the party which is the subject of any such legal requirement or order shall use its best efforts to give the other party at least ten business days prior notice thereof.

5.5      PRESS RELEASES

         Buyer and Seller agree they will not issue any press release related to this Agreement or the transactions contemplated hereby, without first consulting with the other party as to the form and substance of public disclosures which may relate to the transactions contemplated by this Agreement, provided, however, that nothing contained herein shall prohibit either party, following notification to the other party, from making any disclosure which is required by law or regulation.

5.6      BUSINESS OF THE PARTIES

         (a) During the period from the date of this Agreement and continuing until the Effective Time, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Buyer, Seller and its Subsidiary shall carry on their respective businesses in the ordinary course consistent with past practice. During such period, Seller also will use all reasonable efforts to (x) preserve its business organization and that of Seller Bank intact, (y) keep available to itself and Buyer the present services of the employees of Seller and Seller Bank and (z) preserve for itself and Buyer the goodwill of the customers of Seller and Seller Bank and others with whom business relationships exist. Without limiting the generality of the foregoing, except with the prior written consent of Buyer, which consent shall not be unreasonably withheld, or as expressly contemplated hereby, between the date hereof and the Effective Time, Seller shall not, and shall cause each Seller Subsidiary not to:

                  (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of Seller Common Stock except for one regular quarterly cash dividend at a rate per share of Seller Common Stock not in excess of $0.07 per share to be paid on or about May 15, 2001; provided, however, that nothing contained herein shall be deemed to affect the ability of a Subsidiary to pay dividends on its capital stock to Seller;

                  (ii) issue any shares of its capital stock other than upon exercise of Seller Options referred to in Section 3.1 hereof; issue, grant, modify or authorize any Rights; purchase any shares of Seller Common Stock; or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization;

                  (iii) amend its Articles of Incorporation, Code of Regulations, Constitution or similar organizational documents, unless such amendment shall be necessary to complete the Corporate Merger, Company Merger, or Bank Merger; impose, or suffer the imposition, on any share of stock or other ownership interest held by Seller in a Subsidiary of any lien, charge or encumbrance or permit any such lien, charge or encumbrance to exist; or waive or release any material right or cancel or compromise any material debt or claim;

                  (iv) increase the rate of compensation of any of its directors, officers or employees, or pay or agree to pay any bonus or severance to, or provide any other new employee benefit or incentive to, any of its directors, officers or employees, except as may be required by law;

                  (v) enter into or, except as may be required by law and for amendments contemplated by Section 5.10 hereof, modify any Seller Employee Plan or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any Seller Defined Benefit Plan, Seller 401(k) Plan or the Seller ESOP (other than as required by law or regulation or in a manner and amount consistent with past practices or as required by the Plan documents);

                  (vi) originate or purchase any loan in excess of $250,000 with respect to loans secured by one- to four-family properties and in excess of $300,000 with respect to loans secured by commercial properties;

                  (vii) enter into (w) any transaction, agreement, arrangement or commitment not made in the ordinary course of business, (x) any agreement, indenture or other instrument relating to the borrowing of money by Seller or a Subsidiary or guarantee by Seller or any Seller Subsidiary of any such obligation, except in the case of Seller Bank for deposits, FHLB advances, federal funds purchased and securities sold under agreements to repurchase in the ordinary course of business consistent with past practice, (y) any agreement, arrangement or commitment relating to the employment of an employee or consultant, or amend any such existing agreement, arrangement or commitment, provided that Seller and Seller Bank may employ an employee in the ordinary course of business if the employment of such employee is terminable by Seller or Seller Bank at will without liability, other than as required by law; or (z) any contract, agreement or understanding with a labor union;

                  (viii) change its method of accounting in effect for the year ended December 31, 2000, except as required by changes in laws or regulations or GAAP, or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for such year, except as required by changes in laws or regulations;

                  (ix) except as Previously Disclosed, make any expenditures in excess of $5,000 individually or $10,000 in the aggregate, other than (a) in the ordinary course of business, (b) in connection with the transactions contemplated by this Agreement, (c) pursuant to binding commitments that have been Previously Disclosed and are existing on the date hereof, and (d) expenditures necessary to maintain existing assets in good repair; or enter into any new lease or lease renewal of real property or any new lease or lease renewal of personal property providing for annual payments exceeding $5,000;

                  (x) file any applications or make any contract with respect to branching or site location or relocation;

                  (xi) acquire in any manner whatsoever (other than to realize upon collateral for a defaulted loan) control over or any equity interest in any business or entity;

                  (xii) enter or agree to enter into any agreement or arrangement granting any preferential right to purchase any of its assets or rights or requiring the consent of any party to the transfer and assignment of any such assets or rights;

                  (xiii) except as necessitated in the reasonable opinion of Seller due to changes in interest rates, and in accordance with safe and sound banking practices, change or modify in any material respect any of its lending or investment policies, except to the extent required by law or an applicable regulatory authority;

                  (xiv) except as necessitated in the reasonable opinion of Seller due to changes in interest rates, and in accordance with safe and sound banking practices, enter into any futures contract, option contract, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

                  (xv) take any action that would result in any of the representations and warranties of Seller contained in this Agreement not to be true and correct in any material respect at the Effective Time or that would cause any of the conditions of Sections 6.1 or 6.3 hereof not to be satisfied;

                  (xvi) take any action that would materially impede or delay the completion of the transactions contemplated by this Agreement or the ability of Buyer or Seller to perform its covenants and agreements under this Agreement; or

                  (xvii) materially increase or decrease the rate of interest paid on time deposits, or on certificates of deposit, except in a manner and pursuant to policies consistent with past practices or to reflect changes in market interest rates; or

                  (xviii)  agree to do any of the foregoing.

         (b) Seller shall promptly notify Buyer in writing of the occurrence of any matter or event known to and directly involving Seller, which would not include any changes in conditions that affect the banking industry generally, that would have, either individually or in the aggregate, a Material Adverse Effect on Seller.

         (c) Except with the prior written consent of Seller or as expressly contemplated hereby, between the date hereof and the Effective Time, Buyer shall not, and shall cause each Buyer Subsidiary not to:

                  (i) take any action that would result in any of the representations and warranties of Buyer contained in this Agreement not to be true and correct in any material respect at the Effective Time or that would cause any of the conditions of Sections 6.1 or 6.2 hereof not to be satisfied;

                  (ii) take any action that would materially impede or delay the completion of the transactions contemplated by this Agreement or the ability of Buyer or Seller to perform its covenants and agreements under this Agreement; or

                  (iii) agree to do any of the foregoing.

5.7      CERTAIN ACTIONS

         Seller shall not, and shall cause each Seller Subsidiary not to, solicit or encourage inquiries or proposals with respect to, furnish any information relating to, or participate in any negotiations or discussions concerning, any acquisition, purchase of all or a substantial portion of the assets of, or any equity interest in, Seller or a Subsidiary (other than with Buyer or an affiliate thereof), provided, however, that the Board of Directors of Seller may furnish such information or participate in such negotiations or discussions if such Board of Directors, after having consulted with and considered the written opinion of outside counsel, has determined that the failure to do the same is likely to constitute a breach of fiduciary duties of such directors under applicable law. Seller will promptly inform Buyer orally and in writing of any such request for information or of any such negotiations or discussions, as well as instruct its and its Subsidiaries' directors, officers, representatives and agents to refrain from taking any action prohibited by this Section.

5.8      CURRENT INFORMATION

         During the period from the date hereof to the Effective Time, Seller shall, upon the request of Buyer, cause one or more of its designated representatives to confer on a monthly or more frequent basis with representatives of Buyer regarding Seller's financial condition, operations and business and matters relating to the completion of the transactions contemplated hereby. As soon as reasonably available, but in no event more than two business days after filing, Seller will deliver to Buyer all reports filed by it under the Exchange Act subsequent to the date hereof. Seller also will deliver to Buyer each thrift financial report or similar report filed by it with the OTS or the Department concurrently with the filing of such call report. Within fifteen
(15) days after the end of each month, Seller will deliver to Buyer an unaudited consolidated balance sheet and an unaudited consolidated statement of income, without related notes, for such month prepared in accordance with GAAP.

5.9      INDEMNIFICATION; INSURANCE

         (a) From and after the Effective Time, Buyer agrees for a period of six years, to indemnify and hold harmless the past and present directors and officers of Seller and its Subsidiaries (the "Indemnified Parties") for all acts or omissions occurring at or prior to the Effective Time to the same extent such persons are indemnified and held harmless under the respective Articles of Incorporation, Code of Regulations or Constitution of Seller and its Subsidiary in the form in effect at the date of this Agreement, and such duties and obligations shall continue in full force and effect for so long as they would (but for the Merger) otherwise survive and continue in full force and effect. Without limiting the foregoing, all limitations of liability existing in favor of the Indemnified Parties in the Articles of Incorporation, Code of Regulations or Constitution of Seller or any Seller Subsidiary as of the date hereof, to the extent permissible under applicable law as of the date hereof, arising out of matters existing or occurring at or prior to the Effective Time, shall survive the Merger and shall continue in full force and effect. Buyer will provide, or cause to be provided, for a period of not less than three years from the Effective Time, an insurance and indemnification policy that provides the officers and directors of Seller and its Subsidiaries immediately prior to the Effective Time coverage no less favorable than as currently provided by Seller to such officers and directors, to the extent such insurance may be purchased or kept in full force without any material increase in the cost of the premium currently paid by Buyer for its directors' and officers' liability insurance (provided that if such insurance is not available without such a material increase, Buyer will substitute or cause Seller to substitute therefor to the extent available at a cost not in excess of 150% of the current annual premium cost of Seller's existing directors and officers' insurance, single premium tail coverage with policy limits equal to Seller's existing annual coverage limits). At the request of Buyer, Seller shall use reasonable efforts to procure the insurance coverage referred to in the preceding sentence prior to the Effective Time.

         (b) In the event that Buyer or any of its respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case the successors and assigns of such entity shall assume the obligations set forth in this Section, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each director and officer covered hereby.

5.10     EMPLOYEES AND EMPLOYEE BENEFIT PLANS

         (a) Former full-time employees of Seller or Seller Bank who remain employed by Buyer or Buyer Bank after the Effective Date will be eligible to participate in the Buyer's employee stock ownership plan on January 1, 2003 or such earlier date required by Section 410(b)(6)(C) of the Code and applicable regulations ("Entry Date"), with credit for years of service with Seller or any of its Subsidiaries for the purpose of eligibility and vesting on and after the Entry Date (but not for the purposes of accrual of benefits or allocation of employer contributions). Former full-time employees of Seller or Seller Bank who remain employed by Buyer or Buyer Bank will be eligible to participate in the Buyer's benefit plans, other than the Buyer's employee stock ownership plan, on the earliest date permitted by such plan, with credit for years of service with Seller or any of its Subsidiaries for the purpose of eligibility and vesting (but not for the purpose of accrual of benefits or allocation of employer contributions). Buyer shall use its best efforts to cause any and all pre-existing condition limitations (to the extent such limitations did not apply to a pre-existing condition under Seller Employee Plan) and eligibility waiting periods under group health plans to be waived with respect to such participants and their eligible dependents.

         (b) To the extent that Buyer or a Buyer Subsidiary terminates the employment of any Seller or Seller Bank employee other than for Cause within one year following the Effective Time, Buyer shall, or shall cause a Buyer Subsidiary to, provide severance benefits in a cash amount equal to such employee's regular salary for a one-week period (as in effect immediately prior to the Effective Time) multiplied by the total number of whole years of such employee's employment (up to a maximum of 10 years) at Seller, Buyer and any Subsidiary of either; provided, however, that in no event shall Buyer or a Buyer Subsidiary have any obligation to provide severance benefits to any Seller or Seller Bank employee whose termination of employment occurs due to resignation or to discharge for Cause or who is entitled to severance benefits or the equivalent thereof under the terms of any other compensation plan or individual contract with Seller or Seller Bank.

         (c) It is acknowledged that Seller Bank currently has outstanding an employment agreement with Jon Letzkus ("Employment Agreement"). In accordance with the terms of the Employment Agreement, on the Effective Date, Seller Bank will pay Jon Letzkus a lump sum payment provided for under such Employment Agreement, but in no event in excess of the amount equal to the maximum amount permissible tax deductible under Section 280G of the Code.

         (d) In the sole discretion of Buyer or a Buyer Subsidiary, as applicable, payments made by it in full and complete satisfaction of obligations of Seller or Seller Bank under any Seller Employee Plan (other than any Seller Employee Plan that is subject to ERISA) or under Section 5.10(c) shall be subject to the recipient's delivery to Buyer or a Buyer Subsidiary, as applicable, of (i) a written acknowledgment signed by such recipient that the payment or payments and benefits to be made to him or her is in full and complete satisfaction of all liabilities and obligations thereunder of Seller, Seller Bank, Buyer or any Buyer Subsidiary, and each of their respective affiliates, directors, officers, employees and agents, and (ii) a release by such recipient of all such parties from further liability in connection with the particular Seller Employee Plan or this Agreement, as applicable.

         (e) Subject to the Code and relevant regulations, as of the Effective Time or as soon as practicable thereafter, the loan to the Seller ESOP shall be repaid in full with the cash consideration received from Buyer for the unallocated shares of Seller Common Stock held in the Seller ESOP in the amount equal to the Merger Consideration multiplied by the number of unallocated shares of Seller Common Stock held by the Seller ESOP, and any unallocated portion of the consideration remaining after such repayment shall be allocated to the Seller ESOP accounts of the employees of Seller and its Subsidiaries in accordance with the terms of the Seller ESOP as amended. As of the Effective Time, the Seller ESOP shall be terminated. The current administrator of the Seller ESOP, or another administrator selected by Buyer (subject to consultation with Seller ESOP's then current trustee), shall continue to administer the Seller ESOP subsequent to the Effective Time, and the current Trustee of the Seller ESOP, or such other trustee(s) selected by Buyer (subject to consultation with Seller ESOP's then current trustee) or the administrators, shall continue to be the Trustee subsequent to the Effective Time. Buyer agrees not to amend the Seller ESOP subsequent to the Effective Time in any manner that would change or expand the class of persons entitled to receive benefits under the Seller ESOP. The Parties agree that the Seller ESOP shall be amended to the extent necessary to receive a favorable determination letter from the IRS as to the tax qualified status of the Seller ESOP upon its termination under Section 401(a) and 4975(e)(7) of the Code (the "Final Determination Letter"). Following the receipt of the Final Determination Letter, distributions of the account balances under the Seller ESOP shall be made to the ESOP Participants. From and after the date hereof, in anticipation of such termination and distribution, Buyer and Seller prior to the Effective Time, and Buyer after the Effective Time, shall use their best efforts to apply for and obtain a favorable Final Determination Letter from the IRS. In the event that Buyer and Seller, prior to the Effective Time, and Buyer after the Effective Time, reasonably determine that the Seller ESOP cannot obtain a favorable Final Determination Letter, or that the amounts held therein cannot be so applied, allocated or distributed without causing the Seller ESOP to lose its tax qualified status, Seller prior to the Effective Time and Buyer after the Effective Time shall take such action as they may reasonably determine is necessary to obtain a favorable Final Determination Letter from the IRS and for the distribution of account balances to the ESOP Participants, provided that the assets of the Seller ESOP shall be held or paid solely for the benefit of the ESOP Participants and provided further that in no event shall any portion of the amounts held in the Seller ESOP revert, directly or indirectly, to Seller or any affiliate thereof, or to Buyer or any affiliate thereof unless required by the IRS as a condition to the issuance of a favorable Final Determination Letter. All ESOP Participants shall fully vest and have a nonforfeitable interest in their accounts under the Seller ESOP determined as of the termination date.

         (f) Seller shall take all necessary steps to cause the Seller Defined Benefit Plan to be terminated no later than the end of the plan year in which the Merger occurs and will take all steps to terminate the employer's participation in the Seller Defined Benefit Plan and liquidate the Seller Defined Benefit Plan as expeditiously as possible and in a manner that will not result in the imposition of any underfunding liability or responsibility upon Buyer or any of its Subsidiaries; provided, that Seller shall not terminate the Seller Defined Benefit Plan without approval from the Buyer if the Seller Defined Benefit Plan has an outstanding underfunded liability. The Parties agree that the Seller Defined Benefit Plan shall be amended to the extent necessary to receive a favorable determination letter from the IRS as to the tax qualified status of the Seller Defined Benefit Plan upon its termination under Section 401(a) of the Code.

         (g) On or before the Effective Time, Seller shall take all steps necessary to cause the 401(k) plan maintained by Seller to be terminated, subject to applicable limitations under the Code.

5.11     COMPANY MERGER

         Buyer and Seller shall take, and shall cause their Subsidiaries to take, all necessary and appropriate actions to make it possible for the Company Merger to be authorized, agreed to, and accomplished immediately after the Corporate Merger, or at such other time as may be determined by Buyer in its sole discretion.

5.12     BANK MERGER

         Buyer and Seller shall take, and shall cause their Subsidiaries to take, all necessary and appropriate actions to make it possible for the Bank Merger to be authorized, agreed to, and accomplished immediately after the Corporate Merger, or at such other time thereafter as may be determined by Buyer in its sole discretion.

5.13     ORGANIZATION OF MERGER SUB

         Buyer shall cause Merger Sub to be organized under the OGCL as soon as practicable hereafter. Following the organization, the Board of Directors of Merger Sub shall approve this Agreement and the transactions contemplated hereby, whereupon Merger Sub shall become a party to, and be bound by, this Agreement, and Buyer shall approve this Agreement in its capacity as the sole stockholder of Merger Sub.

5.14     CONFORMING ENTRIES

         (a) Seller recognizes that Buyer may have adopted different loan, accrual and reserve policies (including loan classifications and levels of reserves for possible loan losses). Subject to applicable laws, from and after the date of this Agreement to the Effective Time, Seller and Buyer shall consult and cooperate with each other with respect to conforming the loan, accrual and reserve policies of Seller and the Seller Subsidiaries to those policies of Buyer, as specified in each case in writing to Seller, based upon such consultation and subject to the conditions in Section 5.14(c) below.

         (b) Subject to applicable laws and regulations, Seller and Buyer shall consult and cooperate with each other with respect to determining, as specified in a written notice from Buyer to Seller, based upon such consultation and subject to the conditions in Section 5.14(c) below, the amount and the timing for recognizing for financial accounting purposes Seller's expenses of the Merger and the restructuring charges relating to or to be incurred in connection with the Merger.

         (c) Subject to applicable laws and regulations, Seller shall (i) establish and take such reserves and accruals at such time as Buyer shall reasonably request to conform Seller's loan, accrual and reserve policies to Buyer's policies, and (ii) establish and take such accruals, reserves and charges in order to implement such policies and to recognize for financial accounting purposes such expenses of the Merger and restructuring charges related to or to be incurred in connection with the Merger, in each case at such times as are reasonably requested by Buyer; provided, however, that on the date such reserves, accruals and charges are to be taken, Buyer shall certify to Seller that all conditions to Buyer's obligation to consummate the Merger set forth in Sections 6.1 and 6.3 hereof (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing or otherwise to be dated at the Effective Time, the delivery of which shall continue to be conditions to Buyer's obligation to consummate the Merger) have been satisfied or waived; and provided, further, that Seller shall not be required to take any such action that is not consistent with GAAP and regulatory accounting principles.

         (d) No reserves, accruals or charges taken in accordance with this
Section 5.14 may be a basis to assert a violation of a breach of a representation, warranty or covenant of Seller herein.

5.15     INTEGRATION OF POLICIES

         During the period from the date hereof to the Effective Time, Seller and Seller Bank shall, and shall cause their directors, officers and employees to, and shall make all reasonable efforts to cause their respective data processing service providers to, cooperate and assist Buyer in connection with an electronic and systematic conversion of all applicable data regarding Seller to Buyer's system of electronic data processing, provided, however, that no such conversion shall occur until the Effective Time. In furtherance of the foregoing, Seller shall make reasonable arrangements during normal business hours to permit representatives of Buyer to train Seller and Seller Bank employees in Buyer's system of electronic data processing.

5.16     DISCLOSURE SUPPLEMENTS

         From time to time prior to the Effective Time, each party shall promptly supplement or amend any materials Previously Disclosed and delivered to the other party pursuant hereto with respect to any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in materials Previously Disclosed to the other party or which is necessary to correct any information in such materials which has been rendered materially inaccurate thereby; no such supplement or amendment to such materials shall be deemed to have modified the representations, warranties and covenants of the parties for the purpose of determining whether the conditions set forth in Article VI hereof have been satisfied.

5.17     FAILURE TO FULFILL CONDITIONS

         In the event that either of the Parties hereto determines that a condition to its respective obligations to consummate the transactions contemplated may not be fulfilled on or prior to the termination of this Agreement, it will promptly notify the other party. Each Party will promptly inform the other Party of any facts applicable to it that would be likely to prevent or materially delay approval of the Merger by any Governmental Entity or third party or which would otherwise prevent or materially delay completion of such transactions.

5.18     ENVIRONMENTAL REPORTS

         Seller shall have furnished to Buyer before the date of this Agreement any environmental reports related to any property owned or being used by Seller. Buyer, at its sole discretion, may obtain, as soon as reasonably practical, but not later than 30 days after the date hereof (or within ten days after the acquisition of lease of any real property acquired or leased after the date hereof), a report of a phase one environmental investigation on real property owned or leased by Seller or its Subsidiaries (but excluding space in office or retail and similar establishments leased by Seller or its subsidiaries for automatic teller machines or bank branch facilities or other office uses where the space leased comprises less than 20% of the total space leased to all tenants of such property). If required by the phase one investigation in Buyer's reasonable opinion, Seller shall provide to Buyer, within 40 days of the receipt by Seller of the request of Buyer therefor, a report of a phase two investigation on properties requiring such additional study. Buyer shall have 5 business days to request Seller to obtain a phase two investigation report. Buyer shall have 5 business days from the receipt of any such phase two investigation report to notify Seller of any dissatisfaction with the contents of such report. Should the cost of taking all remedial or other corrective actions and measures (i) required by applicable law or reasonably likely to be required by applicable law, or (ii) recommended or suggested by such report or reports or prudent in light of serious life, health or safety concerns, in the aggregate, exceed the sum of $150,000 as reasonably estimated by an environmental expert retained for such purpose by Buyer and reasonably acceptable to Seller, or if the cost of such actions and measures cannot be so reasonably estimated by such expert to be such amount or less with any reasonable degree of certainty, then Buyer shall have the right pursuant to
Section 7.1 hereof, for a period of ten business days following receipt of such estimate or indication that the cost of such actions and measures can not be so reasonably estimated, to terminate this Agreement, which shall be Buyer's sole remedy in such event. The costs of the phase one and phase two investigations, if any, shall be paid by Buyer.

5.19     TRANSACTION EXPENSES OF SELLER

         (a) For planning purposes, the Seller (as Previously Disclosed) has provided Buyer with its estimated budget of transaction-related expenses reasonably anticipated to be payable by the Seller in connection with the Agreement based on facts and circumstances then currently known, including the fees and expenses of counsel, accountants, investment bankers and other professionals. The Seller shall use its best efforts to maintain expenses with the budget.

         (b) Promptly after the execution of this Agreement, the Seller shall ask all of its attorneys and other professionals to render current and correct invoices for all unbilled time and disbursements within 30 days. The Seller shall accrue and/or pay all of such amounts as soon as possible.

         (c) The Seller shall cause its professionals to render monthly invoices within 30 days after the end of each month. The Seller shall advise the Buyer monthly of all out-of-pocket expenses which the Seller has incurred in connection with the Agreement.

         (d) The Seller, in reasonable consultation with the Buyer, shall make all arrangements with respect to the printing and mailing of the Proxy Statement.

5.20     SUCCESS BONUS PLAN

         Buyer and Seller will jointly develop a "Success Bonus Plan" which will provide for payment of a bonus to certain employees of Seller Bank who are not party to an employment contract for remaining as employees of Seller Bank from the date hereof to one month after Effective Time.

5.21     ADVISORY DIRECTORS AFTER THE COMPANY MERGER

         Buyer agrees to take all action necessary to appoint all of the individual non-employee directors of Seller Bank (that is, the President will not be a member), effective as of the Effective Time, to an advisory board for a period of at least one year. Buyer shall pay the members of the advisory board a fee of $500 per month, which is the current board fee of Seller Bank. Subject to the fiduciary duty of the Board of Directors of Buyer, Buyer will consider the appointment of individuals to an advisory board for additional periods at a fee to be determined.

5.22     VOTING AGREEMENTS

         At least a majority of the Seller's directors, including the President, will enter into a voting agreement, a form of which is attached as Exhibit 5.22, hereto at the time the Seller and Buyer enter into this Agreement.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

6.1      CONDITIONS PRECEDENT - BUYER AND SELLER

         The respective obligations of Buyer and Seller to effect the transactions contemplated hereby shall be subject to satisfaction of the following conditions at or prior to the Closing Date.

         (a) All corporate action necessary to authorize the execution and delivery of this Agreement and completion of the Corporate Merger shall have been duly and validly taken by

Buyer, Merger Sub and Seller, including adoption of this Agreement by the requisite vote of the shareholders of Seller.

         (b) All approvals and consents from any Governmental Entity the approval or consent of which is required for the completion of the Corporate Merger shall have been received and all statutory waiting periods in respect thereof shall have expired; and Buyer, Buyer Bank, Seller and Seller Bank shall have procured all other approvals, consents and waivers of each person (other than the Governmental Entities referred to above) whose approval, consent or waiver is necessary to the completion of the Corporate Merger and the failure of which to obtain would have the effects set forth in the following proviso clause; provided, however, that no approval or consent referred to in this
Section 6.1(b) shall be deemed to have been received if it shall include any nonstandard condition or requirement that, in the aggregate, would so materially reduce the economic or business benefits of the transactions contemplated by this Agreement to Buyer that had such condition or requirement been known, Buyer, in its reasonable judgment, would not have entered into this Agreement.

         (c) None of Buyer, Buyer Bank, Merger Sub, Seller or Seller Bank shall be subject to any statute, rule, regulation, injunction or other order or decree which shall have been enacted, entered, promulgated or enforced by any governmental or judicial authority which prohibits, restricts or makes illegal completion of the Corporate Merger.

         (d) No proceeding initiated by any Governmental Entity seeking an order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the completion of the Corporate Merger shall be pending.

6.2      CONDITIONS PRECEDENT - SELLER

         The obligations of Seller to effect the transactions contemplated hereby shall be subject to satisfaction of the following conditions at or prior to the Closing Date unless waived by Seller pursuant to Section 7.4 hereof.

         (a) The representations and warranties of Buyer set forth in Article IV hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, or on the date when made in the case of a representation and warranty which specifically relates to an earlier date.

         (b) Buyer shall have performed in all material respects all obligations and complied with all covenants required to be performed and complied with by it pursuant to this Agreement on or prior to the Closing Date.

         (c) Buyer shall have delivered to Seller a certificate, dated the date of the Closing and signed by its President and Chief Executive Officer and by its Chief Financial Officer, to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.

         (d) Buyer shall have furnished Seller with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 6.1 and 6.2 as such conditions relate to Buyer as Seller may reasonably request.

         (e) Seller shall have received an opinion of counsel of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to Seller, substantially to the effect set forth in Exhibit 6.2(e) hereto.

         (f) Seller shall have received a written fairness opinion of KBW dated the date of this Agreement and as of a date reasonably proximate to the date of the Proxy Statement, to the effect that the Merger Consideration is fair to the shareholders of Seller from a financial point of view.

6.3      CONDITIONS PRECEDENT - BUYER

         The obligations of Buyer to effect the transactions contemplated hereby shall be subject to satisfaction of the following conditions at or prior to the Effective Time unless waived by Buyer pursuant to Section 7.4 hereof.

         (a) The representations and warranties of Seller set forth in Article III hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, or on the date when made in the case of a representation and warranty which specifically relates to an earlier date.

         (b) Seller shall have performed in all material respects all obligations and complied with all covenants required to be performed and complied with by it pursuant to this Agreement on or prior to the Closing Date.

         (c) Seller shall have delivered to Buyer a certificate, dated the date of the Closing and signed by its President and Chief Executive Officer and by its Chief Financial Officer, to the effect that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied.

         (d) Seller shall have furnished Buyer with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 6.1 and 6.3 as such conditions relate to Seller as Buyer may reasonably request.

         (e) No more than 15% the outstanding shares of Seller Common Stock shall be Dissenting Shares.

         (f) Buyer shall have received an opinion of counsel to Seller, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, substantially to the effect set forth in Exhibit 6.3(f) hereto.

         (g) Seller shall have provided Buyer with an accounting of all merger related expenses incurred by it through the Closing Date, including a good faith estimate of such expenses incurred but as to which invoices have not been submitted as of the Closing Date. The merger related expenses of Seller other than printing expenses (which are within the control of

Buyer), shall be reasonable, taking into account normal and customary billing rates, fees and expenses for similar transactions.

                                   ARTICLE VII
                       TERMINATION, WAIVER AND AMENDMENTT

7.1      TERMINATION

         This Agreement may be terminated:

         (a) at any time on or prior to the Closing Date, by the mutual consent in writing of the parties hereto;

         (b) at any time on or prior to the Closing Date, by Buyer in writing if Seller has, or by Seller in writing if Buyer has, breached any covenant or undertaking contained herein or any representation or warranty contained herein, unless such breach has been cured within 30 days after written notice of such breach;

         (c) at any time, by either Buyer or Seller in writing, (i) if any application for prior approval of a Governmental Entity which is necessary to consummate the Corporate Merger is denied or withdrawn at the request or recommendation of the Governmental Entity which must grant such approval, unless within the 30-day period following such denial or withdrawal a petition for rehearing or an amended application has been filed with the applicable Governmental Entity, provided, however, that no party shall have the right to terminate this Agreement pursuant to this Section 7(c)(i) if such denial or request or recommendation for withdrawal shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein, or (ii) if any Governmental Entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the completion of the Corporate Merger;

         (d) at any time, by either Buyer or Seller in writing, if the shareholders of Seller do not approve this Agreement after a vote taken thereon at a meeting duly called for such purpose (or at any adjournment thereof) unless the failure of such occurrence shall be due to the failure of the party seeking to terminate to perform or observe in any material respect its agreements set forth herein to be performed or observed by such party at or before the Closing Date; and

         (e) by either Buyer or Seller in writing if the Effective Time has not occurred by the close of business on December 31, 2001, provided that this right to terminate shall not be available to any party whose failure to perform an obligation in breach of such party's obligations under this Agreement has been the cause of, or resulted in, the failure of the Corporate Merger to be consummated by such date.

         (f) by Buyer to the extent provided by Section 5.18, by giving timely written notice thereof to Seller.

         For purposes of this Section 7.1, termination by Buyer also shall be deemed to be termination on behalf of the Merger Sub.

7.2      EFFECT OF TERMINATION

         (a) Each of the Parties shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder including fees and expenses of its own financial consultants, investment bankers, accountants and counsel, provided that notwithstanding anything to the contrary contained in this Agreement, neither Buyer nor Seller shall be released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

         (b) As a means of compensating the parties for the substantial direct and indirect monetary and other costs incurred and to be incurred in connection with this Agreement and the transactions contemplated hereby, the Seller agrees that if this Agreement is terminated by the Buyer in accordance with Section 7.1(b) the Seller will upon demand pay to Buyer or Buyer Bank in immediately available funds all reasonable expenses of Buyer and Buyer Bank in an amount not to exceed $200,000. Buyer agrees that if this Agreement is terminated by Seller in accordance with Section 7.1(b), the Buyer will upon demand pay to Seller in immediately available funds all reasonable expenses of Seller and Seller Bank in an amount not to exceed $200,000. For purposes of this Section 7.2(b), the expenses of a party shall include all reasonable out-of-pocket expenses of that party (including all fees and expenses of counsel, accountants, financial advisors and consultants to that party) incurred by it or on its behalf in connection with the consummation of the transactions contemplated by this Agreement.

         If this Agreement is terminated by the Buyer or Seller in accordance with Section 7.1(d) or (e) and prior to such termination a Termination Event, as defined in paragraph (c) of this Section 7.2, shall have occurred, the Seller will upon demand pay to Buyer or Buyer Bank in immediately available funds $400,000, inclusive of any other amounts that may otherwise be due and payable in accordance with Section 7.2 hereunder; provided however, no such payment shall be due or payable hereunder prior to the Seller and/or the Seller Bank either (1) receiving a publicly announced bona fide offer from a third party prior to the Seller's shareholder meeting and subsequently failing to receive shareholder approval of the Agreement and entering into a definitive written agreement with such third party within 18 months after the Seller's shareholder meeting, (2) the Seller and/or Seller Bank entering into a written definitive agreement with a third party with respect to a Takeover Proposal either prior to the meeting of the shareholders of Seller to approve the Agreement or within 18 months after termination of the Agreement or (3) within such 18-month period any third-party acquires 25% or more of the Seller Common Stock. "Takeover Proposal" shall mean any proposal, other than as contemplated by this Agreement, for a merger or other business combination involving the Seller or any Seller Subsidiary or for the acquisition of a ten percent (10%) or greater equity interest in Seller or any Seller Subsidiary, or for the purchase, lease or other acquisition of a substantial portion of the assets of Seller or any Seller Subsidiary (other than loans or securities sold in the ordinary course of business).

         (c) For purposes of this Agreement, a Termination Event shall mean either of the following:

                  (i) The Seller or any Seller Subsidiary, without having received Buyer's prior written consent, shall have entered into a written agreement to engage in a Takeover Proposal with any person (the term "person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, and the rules and regulations thereunder) other than Buyer or any affiliate of Buyer (the term "affiliate" for purposes of this Agreement having the meaning assigned thereto in Rule 405 under the Securities Act) or the Board of Directors of the Seller shall have recommended that the shareholders of the Seller approve or accept any Takeover Proposal with any person other than Buyer or any affiliate of Buyer; or

                  (ii) After a bona fide written proposal is made by any person other than Buyer or any affiliate of Buyer to the Seller or its shareholders to engage in a Takeover Proposal and is publicly disclosed, either (A) the Seller shall have breached any covenant or obligation contained in this Agreement and such breach would entitle Buyer to terminate this Agreement, or (B) the holders of Seller Common Stock shall not have approved this Agreement at the Seller's shareholder meeting described in Section 5.2 of this Agreement, a proxy statement has not been mailed to the holders of Seller Common Stock as a result of the Board of Directors' exercise of its fiduciary duties as set forth in
Section 5.2 of this Agreement, such shareholder meeting shall not have been held in a timely manner or shall have been postponed, delayed or enjoined prior to termination of this Agreement except as a result of a judicial or administrative proceeding or the Seller's Board of Directors shall have (i) withdrawn or modified in a manner materially adverse to Buyer the recommendation of the Seller's Board of Directors with respect to this Agreement, or announced or disclosed to any third party its intention to do so or (ii) failed to recommend, in the case of a tender offer or exchange offer for the Seller Common Stock, against acceptance of such tender offer or exchange offer to its shareholders or takes no position with respect to acceptance of such tender offer or exchange offer by its stockholders.

         (d) In the event that this Agreement is terminated pursuant to Section
7.1 hereof, this Agreement shall become void and have no effect, except that (i) the provisions relating to confidentiality set forth in Section 5.4(b) and this
Section 7.2, shall survive any such termination and (ii) a termination pursuant to Section 7.1(b), (c), (d), or (e) shall not relieve the breaching party from any liability or damages arising out of its willful breach of any provision of this Agreement giving rise to such termination.

7.3      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

         All representations, warranties and covenants in this Agreement or in any instrument delivered pursuant hereto or thereto shall expire on, and be terminated and extinguished at, the Effective Time other than covenants that by their terms are to be performed after the Effective Time (including the covenants set forth in Sections 2.6, 2.8, 5.9, and 5.10 hereof), provided that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive Buyer or Seller (or any director, officer or controlling person of either thereof) of any defense at law or in equity which otherwise would be available against the claims of any person, including any shareholder or former shareholder of either Buyer or Seller.

7.4      WAIVER

         Each party hereto by written instrument signed by an executive officer of such party, may at any time (whether before or after approval of this Agreement by the shareholders of Seller) extend the time for the performance of any of the obligations or other acts of the other party hereto and may waive (i) any inaccuracies of the other party in the representations or warranties contained in this Agreement or any document delivered pursuant hereto, (ii) compliance with any of the covenants, undertakings or agreements of the other party, (iii) to the extent permitted by law, satisfaction of any of the conditions precedent to its obligations contained herein or (iv) the performance by the other party of any of its obligations set forth herein, provided that any such waiver granted, or any amendment or supplement pursuant to Section 7.5 hereof executed after shareholders of Seller have approved this Agreement, shall not modify either the amount or form of the consideration to be provided hereby to the holders of Seller Common Stock upon completion of the Corporate Merger or otherwise materially adversely affect such shareholders without the approval of the shareholders who would be so affected.

7.5      AMENDMENT OR SUPPLEMENT

         This Agreement may be amended or supplemented at any time by mutual agreement of the Parties hereto, subject to the proviso to Section 7.4 hereof. Any such amendment or supplement must be in writing and authorized by or under the direction of the Board of Directors of each of the Parties hereto.

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1      ENTIRE AGREEMENT

         This Agreement contains the entire agreement among the Parties with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto, written or oral, other than documents referred to herein and therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the Parties hereto, and their respective successors, any rights, remedies, obligations or liabilities other than as set forth in Sections 5.9, 5.10, 5.20 and 5.21 hereof.

8.2      NO ASSIGNMENT

         None of the Parties hereto may assign any of its rights or obligations under this Agreement to any other person.

8.3      NOTICES

         All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, telecopied (with confirmation) or sent by overnight mail service or by registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

         If to Buyer:

                  Advance Financial Bancorp
                  1015 Commerce Street
                  Wellsburg, WV 26070
                  Attn:    Stephen M. Gagliardi, President
                  Fax:     304-737-3154

         With a required copy to:

                  Malizia, Spidi & Fisch, PC
                  1100 New York Avenue, NW, Suite 340 West
                  Washington, DC  20005
                  Attn:    Samuel J. Malizia, Esq.
                           Richard Fisch, Esq.
                  Fax:     202-434-4661
                  E-Mail:  mail@malizialaw.com

         If to Seller:

                  Ohio State Financial Services, Inc.
                  435 Main Street
                  Bridgeport, OH  43912
                  Attn:    Jon Letzkus, President
                  Fax:     740-635-0768

         With a required copy to:

                  Vorys, Sater, Seymour and Pease LLP
                  221 East Fourth Street, Suite 2100
                  Cincinnati, OH  45201
                  Attn:    Roger A. Yurchuck, Esq.
                           Terri Reyering Abare, Esq.
                  Fax:     513-723-4056

8.4      ALTERNATIVE STRUCTURE

         Notwithstanding any provision of this Agreement to the contrary, Buyer may, with the written consent of Seller, which shall not be unreasonably withheld, at any time modify the structure of the acquisition of Seller set forth herein, provided that (i) the consideration to be paid to the holders of Seller Common Stock is not thereby changed in kind or reduced in amount as a result of such modification and (ii) such modification will not materially delay or jeopardize receipt of any required approvals of Governmental Entities or any other condition to the obligations of Buyer set forth in Sections 6.1 and 6.3 hereof.

8.5      INTERPRETATION

         The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

8.6      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

8.7      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of West Virginia applicable to agreements made and entirely to be performed within such jurisdiction.

8.8      SEVERABILITY

         Any term, provision, covenant or restriction contained in this Agreement held to be invalid, void or unenforceable, shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

8.9      STANDARD OF MATERIALITY

         No representation or warranty shall be deemed untrue or incorrect, and no Party shall be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, event or circumstance, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty has had or is reasonably likely to have a Material Adverse Effect on the Party making such representation or warranty.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts by their duly authorized officers and their corporate seal to be hereunto affixed and attested by their officers thereunto duly authorized, all as of the day and year first above written.

                                          OHIO STATE FINANCIAL SERVICES, INC.

Attest:



By: /s/ Sherri Yarbrough                  By: /s/ Jon Letzkus
   ------------------------------            -----------------------------------
Secretary                                      Jon Letzkus, President

                                          ADVANCE FINANCIAL BANCORP

Attest:



/s/ Florence K. McAlpine                  By: /s/ Stephen M. Gagliardi
---------------------------------            -----------------------------------
Secretary                                      Stephen M. Gagliardi, President

                                                                      Appendix B



                                 PLAN OF MERGER

                       OHIO STATE FINANCIAL SERVICES, INC.
                                       and

                        AFB ACQUISITION SUBSIDIARY, INC.


         THIS PLAN OF MERGER ("Plan of Merger") is entered into as of the 14th day of May, 2001, by and between Ohio State Financial Services, Inc., an Ohio business corporation ("Seller"), and AFB Acquisition Subsidiary, Inc., an Ohio business corporation ("Merger Sub"), and is joined in by Advance Financial Bancorp ("Advance"), a Delaware business corporation that is the sole shareholder of Merger Sub.

                                R E C I T A L S :

         WHEREAS, Seller and Advance have entered into an Agreement and Plan of Merger, dated April 18, 2001 (the "Agreement"), providing among other things for the merger of Merger Sub with and into Seller, with Seller surviving such merger and becoming the wholly owned subsidiary of Advance;

         NOW, THEREFORE, in consideration of the mutual premises and mutual agreements contained herein and in the Agreement, the parties hereto have agreed as follows:

                                    ARTICLE I
                                   THE MERGER

         At the Effective Time (as defined in Section 2 below), Merger Sub shall merge with and into Seller (the "Merger") pursuant to Section 1701.78 of the Ohio General Corporation Law ("OGCL"). Upon consummation of the Merger, the separate existence of Merger Sub shall cease and Seller shall continue as the surviving corporation (the "Surviving Corporation").

                                   ARTICLE II
                                 EFFECTIVE TIME

         The Merger shall become effective immediately following and contingent upon the occurrence of the Closing (as defined in Article I of the Agreement) at the date and time specified in the Certificate of Merger with respect to the Merger (the "Effective Time") as filed with the Ohio Secretary of State.

                                   ARTICLE III
                          NAME OF SURVIVING CORPORATION

         The name of the Surviving Corporation shall be Ohio State Financial Services, Inc.

                                   ARTICLE IV
                ARTICLES OF INCORPORATION AND CODE OF REGULATIONS

         The Articles of Incorporation and Code of Regulations of Seller as in effect immediately before the Effective Time shall be the Articles of Incorporation and Code of Regulations of the Surviving Corporation at and after the Effective Time.

                                    ARTICLE V
                             DIRECTORS AND OFFICERS

         At the Effective Time, the directors and officers of the Surviving Corporation shall be those persons who are serving as directors and officers, respectively, of Merger Sub immediately before the Effective Time.

                                   ARTICLE VI
                        PURCHASE AND CONVERSION OF SHARES
                       AND EXCHANGE OF STOCK CERTIFICATES

         6.1      Treatment of Capital Stock.

         Subject to the provisions of the Agreement and this Plan of Merger, at the Effective Time, automatically by virtue of the Merger and without any action on the part of any shareholder:

                  (a) each outstanding share of common stock of Merger Sub, no par value per share ("Merger Sub Common Stock"), shall automatically convert into one share of common stock of the Surviving Corporation, no par value per share ("Surviving Corporation Common Stock"); and

                  (b) each share of common stock of Seller, no par value ("Seller Common Stock"), issued and outstanding immediately prior to the Effective Time (other than shares of Seller Common Stock whose holders seek relief as dissenting shareholders under Section 1701.78 of the OGCL ("Dissenting Shares")) shall, by virtue of the Merger and without any action of any kind by any person or entity, be converted into the right to receive $16.00 in cash without interest (the "Merger Consideration"); provided, however, that each share of Seller Common Stock which is owned beneficially or of record by Seller (including treasury shares) or Advance or any of their respective Subsidiaries (other than shares held in a fiduciary capacity for the benefit of third parties or as a result of debts previously contracted) shall be canceled and retired without consideration or conversion.

         6.2      Shareholder Rights; Stock Transfers.

         At the Effective Time, holders of Seller Common Stock shall cease to be and shall have no rights as shareholders of Seller, other than to receive the Merger Consideration for each share of Seller Common Stock held. After the Effective Time, there shall be no transfers on the stock transfer books of Seller or the Surviving Corporation of shares of Seller Common Stock and if Certificates are presented for transfer after the Effective Time, they shall be delivered to Advance or the Exchange Agent for cancellation against delivery of the Merger Consideration. No interest shall be paid on the Merger Consideration.

         6.3      Options and Restricted Stock

         At the Effective Time, each outstanding option to purchase shares of Seller Common Stock ("Seller Option") and then exercisable under Seller's Stock Option Plan shall be converted into the right to receive a cash payment from Seller equal to the difference between the Merger Consideration and the exercise price per share of such Seller Option, subject to applicable federal and state tax withholding obligations of Seller.

         At the Effective Time, each holder of an unvested share of Seller Restricted Stock under Seller's Recognition and Retention Plan shall be entitled to receive an amount of compensation equal to the Merger Consideration for each such share of Seller Restricted Stock together with accumulated but undistributed dividends on such Seller Restricted Stock, subject to applicable federal and state tax withholding obligations of Seller.

         6.4      Exchange Procedures

                  (a) No later than five business days following the Effective Time, Advance shall cause the Exchange Agent to mail or make available to each holder of record of any certificate for shares of Seller Common Stock ("Certificate") a notice and letter of transmittal disclosing the effectiveness of the Merger and the procedure for exchanging Certificates for the Merger Consideration. Such letter of transmittal shall specify that delivery shall be effected and risk of loss and title shall pass only upon proper delivery of Certificates to the Exchange Agent.

                  (b) At or prior to the Effective Time, Advance shall make available to the Exchange Agent an amount of cash equal to the aggregate Merger Consideration.

                  (c) Each holder of any outstanding Certificate (other than holders of Dissenting Shares) who surrenders such Certificate to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to the Merger Consideration for each share represented by such Certificate. The Exchange Agent shall accept Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange in accordance with normal exchange practices. Each outstanding Certificate that is not surrendered to the Exchange Agent shall, except as otherwise herein provided, evidence ownership of only the right to receive the Merger Consideration for each share represented by such Certificate.

                  (d) The Exchange Agent shall not be obligated to deliver the Merger Consideration until the holder surrenders a Certificate as provided in this Section 6.4, or, in default thereof, an appropriate affidavit of loss and indemnity agreement and/or a bond as may be required in each case by the Exchange Agent. If any check is to be issued in a name other than that in which the Certificate is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed or accompanied by an executed form of assignment separate from the Certificate and otherwise in proper form for transfer and that the person requesting such exchange pay to the Exchange Agent any transfer or other tax required by reason of the issuance of a check in any name other than that of the registered holder of the certificate surrendered or otherwise establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

                  (e) Any portion of the cash delivered to the Exchange Agent by Advance pursuant to Section 6.4(b) that remains unclaimed by the shareholders of Seller for one year after the Closing Date shall be delivered by the Exchange Agent to Advance. Any shareholders of Seller who have not theretofore complied with Section 6.4(c) shall thereafter look only to Advance for the Merger Consideration. If outstanding Certificates are not surrendered or the payment for them is not claimed prior to the date on which such payment would otherwise escheat to or become the property of any Governmental Entity, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of Advance (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any person previously entitled to such property. Neither the Exchange Agent nor any party to the Agreement shall be liable to any holder of Seller Common Stock represented by any Certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Advance and the Exchange Agent shall be entitled to rely upon the stock transfer books of Seller to establish the identity of those persons entitled to receive the Merger Consideration, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of Seller Common Stock represented by any Certificate, Advance and the Exchange Agent shall be entitled to deposit any Merger Consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

                  (f) Advance shall be entitled to deduct and withhold from consideration otherwise payable pursuant to the Agreement and this Plan of Merger to any holder of Certificates, such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Advance, such withheld amounts shall be treated for all purposes of the Agreement and this Plan of Merger as having been paid to the holder of the Certificates in respect of which such deduction and withholding was made.

         6.5      Dissenting Shares

                  (a) Any holders of Dissenting Shares shall be entitled to payment for such shares only to the extent permitted by and in accordance with the provisions of the OGCL; provided, however, that if, in accordance with the OGCL, any holder of Dissenting Shares shall forfeit such right to payment of the fair value of such shares, such shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration. Dissenting Shares shall not, after the Effective Time, be entitled to vote for any purpose or receive any dividends or other distributions and shall be entitled only to such rights as are afforded in respect of Dissenting Shares pursuant to the OGCL.

                  (b) Seller shall give Advance (i) prompt notice of any written objections to the Merger and any written demands for the payment of the fair value of any shares, withdrawals of such demands, and any other instruments served pursuant to the OGCL received by Seller and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands under the OGCL. Seller shall not voluntarily make any payment with respect to any demands for payment of fair value and shall not, except with the prior written consent of Advance, settle or offer to settle any such demands.

         6.6      Additional Actions

         If, at any time after the Effective Time, Advance shall consider that any further assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in Advance its right, title or interest in, to or under any of the rights, properties or assets of Seller acquired or to be acquired by Advance as a result of, or in connection with, the Merger, or (ii) otherwise carry out the purposes of the Agreement and this Plan of Merger, Seller and its proper officers and directors shall be deemed to have granted to Advance an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in Advance and otherwise to carry out the purposes of the Agreement and this Plan of Merger; and the proper officers and directors of Advance are fully authorized in the name of Seller or otherwise to take any and all such action.

                                   ARTICLE VII
                                EFFECT OF MERGER

         At the Effective Time, Merger Sub shall be merged with and into Seller, with Seller as the Surviving Corporation, and the separate existence of Merger Sub shall cease. All assets, rights, interests, privileges, powers, franchises and property (real, personal and mixed) of Merger Sub and Seller shall be automatically transferred to and vested in the Surviving Corporation by virtue of the Merger without any deed or other document of transfer. The Surviving Corporation, without any order or action on the part of any court or otherwise and without any documents of assumption or assignment, shall hold and enjoy all of the assets, rights, privileges, powers, properties, franchises and interests, including, without limitation, appointments, powers, designations, nominations and all other rights, interests and powers as agent or fiduciary, in the same manner and to the same extent as such rights, interests and powers were held or enjoyed by Merger Sub and Seller, respectively. The Surviving Corporation shall be responsible for all of the liabilities, restrictions and duties of every kind and description of both Merger Sub and Seller, immediately prior to the Merger, including, without limitation, liabilities for all debts, obligations and contracts of Merger Sub and Seller, respectively, matured or unmatured, whether accrued, absolute, contingent and otherwise and whether or not reflected or reserved against on balance sheets, books of accounts or records of either Merger Sub or Seller. All rights of creditors and other obligees and all liens on property of either Merger Sub or Seller shall be preserved, shall be assumed by the Surviving Corporation and shall not be released or impaired.

                                  ARTICLE VIII
                               OTHER DEFINED TERMS

         All terms used in this Plan of Merger shall, unless defined herein, have the meanings set forth in the Agreement. The Agreement is incorporated herein by this reference and made a part hereof to the extent necessary or appropriate to effect and consummate the terms of this Plan of Merger and the Agreement.

                                   ARTICLE IX
                                   TERMINATION

         This Plan of Merger shall terminate and become null and void, and the transactions contemplated herein shall thereupon be abandoned, upon any occurrence of a permitted termination of the Agreement pursuant to Section 7.1 thereof.

                                    ARTICLE X
                                    EXECUTION

         This Plan of Merger may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Plan of Merger to be executed as of the date first above written.

ATTEST:                                     OHIO STATE FINANCIAL SERVICES, INC.



                                            By: /s/ Jon Letzkus
                                                -------------------------------
Secretary                                       Jon Letzkus
                                                President


ATTEST:                                     AFB ACQUISITION SUBSIDIARY, INC.



                                            By: /s/ Stephen M. Gagliardi
                                                -------------------------------
Secretary                                       Stephen M. Gagliardi
                                                President


ATTEST:                                     ADVANCE FINANCIAL BANCORP



                                            By: /s/ Stephen M. Gagliardi
                                                -------------------------------
Secretary                                       Stephen M. Gagliardi
                                                President

                                                                      Appendix C

SECTION 1701.85 DISSENTING SHAREHOLDER'S DEMAND FOR FAIR CASH VALUE OF SHARES.

         (A) (1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

             (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

             (3) The dissenting shareholder entitled to relief under division
(C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 [1701.80.1] of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 [1701.80.1] of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

             (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

             (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

         (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505. of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

         (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 [1701.80.1] of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

         (D) (1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

                 (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

                 (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

                 (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

                 (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

             (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

         (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                                                                      Appendix D



July 18, 2001


Board of Directors
Ohio State Financial Services
435 Main Street
Bridgeport, Ohio 43912


Dear Members of the Board:

You have requested our opinion as an independent investment banking firm regarding the fairness, from a financial point of view, to the stockholders of Ohio State Financial Services ("OSFS"), of the consideration to be paid by Advance Financial Bancorp ("AFBC") in the merger (the "Merger") between OSFS and AFBC. We have not been requested to opine as to, and our opinion does not in any manner address, OSFS' underlying business decision to proceed with or effect the Merger.

Pursuant to the Agreement and Plan of Merger, dated April 18, 2001, by and among OSFS and AFBC (the "Agreement"), at the effective time of the Merger, AFBC will acquire all of OSFS' issued and outstanding shares of common stock. AFBC will issue to the holders of OSFS' common stock $16.00 in cash for each share of OSFS common stock outstanding. The options of OSFS that remain outstanding at the Effective Time will cashed out at the difference between $16.00 per share and the exercise price. The complete terms of the proposed transaction are described in the Agreement, and this summary is qualified in its entirety by reference thereto.

Keefe, Bruyette & Woods, Inc., as part of its investment banking business, is regularly engaged in the evaluation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, and distributions of listed and unlisted securities. We are familiar with the market for common stocks of publicly traded banks, savings institutions and bank and savings institution holding companies.

In connection with this opinion we reviewed certain financial and other business data supplied to us by OSFS including (i) the Agreement and Plan of Merger by and among OSFS and AFBC, (ii) Annual Report, Proxy Statement and Form 10-K for the years ended December 31, 1998, 1999 and 2000, and (iii) other information we deemed relevant. We discussed with management and the boards of directors of OSFS and its wholly owned subsidiary, Bridgeport Savings & Loan Association, the current position and prospective outlook for OSFS. We considered historical quotations and the prices of recorded

Board of Directors
Ohio State Financial Services
July 18, 2001
Page 2


transactions in OSFS' common stock since its initial public offering. We reviewed financial and stock market data of other savings institutions, particularly in the Midwestern region of the United States, and the financial and structural terms of several other recent transactions involving mergers and acquisitions of savings institutions or proposed changes of control of comparably situated companies.

For AFBC, we reviewed the audited financial statements, 10-K's, and Proxy Statements for the years ended June 30, 1998, 1999, and 2000, the 10-Q's for the quarters ended September 30, 2000 and December 31, 2000 and certain other information deemed relevant.

For purposes of this opinion we have relied, without independent verification, on the accuracy and completeness of the material furnished to us by OSFS and AFBC and the material otherwise made available to us, including information from published sources, and we have not made any independent effort to verify such data. With respect to the financial information, including forecasts and asset valuations we received from OSFS, we assumed (with your consent) that they had been reasonably prepared reflecting the best currently available estimates and judgment of OSFS' management. In addition, we have not made or obtained any independent appraisals or evaluations of the assets or liabilities, and potential and/or contingent liabilities of OSFS or AFBC. We have further relied on the assurances of management of OSFS and AFBC that they are not aware of any facts that would make such information inaccurate or misleading. We express no opinion on matters of a legal, regulatory, tax or accounting nature or the ability of the Merger, as set forth in the Agreement, to be consummated.

In rendering our opinion, we have assumed that in the course of obtaining the necessary approvals for the Merger, no restrictions or conditions will be imposed that would have a material adverse effect on the contemplated benefits of the Merger to OSFS or the ability to consummate the Merger. Our opinion is based on the market, economic and other relevant considerations as they exist and can be evaluated on the date hereof.

Consistent with the engagement letter with you, we have acted as financial advisor to OSFS in connection with the Merger and will receive a fee for such services. In addition, OSFS has agreed to indemnify us for certain liabilities arising out of our engagement by OSFS in connection with the Merger.

Based upon and subject to the foregoing, as outlined in the foregoing paragraphs and based on such other matters as we considered relevant, it is our opinion that as of the date hereof, the consideration to be paid by AFBC in the Merger is fair, from a financial point of view, to the stockholders of OSFS.

This opinion may not, however, be summarized, excerpted from or otherwise publicly referred to without our prior written consent, although this opinion may be included in its

Board of Directors
Ohio State Financial Services
July 18, 2001
Page 3


entirety in the proxy statement of OSFS used to solicit stockholder approval of the Merger. It is understood that this letter is directed to the Board of Directors of OSFS in its consideration of the Agreement, and is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger.



Very truly yours,


Keefe, Bruyette, & Woods, Inc.

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      OHIO STATE FINANCIAL SERVICES, INC.

       OHIO STATE FINANCIAL SERVICES, INC. SPECIAL MEETING OF SHAREHOLDERS
                                August 27, 2001

         The undersigned shareholder of Ohio State Financial Services, Inc. ("OSFS") hereby constitutes and appoints Marianne Doyle and Sherri Yarbrough, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Special Meeting of Shareholders of OSFS to be held at the office of Bridgeport Savings and Loan Association, 435 Main Street, Bridgeport, Ohio, on August 27, 2001, at 1:00 p.m. p.m. local time (the "Special Meeting"), all of the shares of OSFS which the undersigned is entitled to vote at the Special Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:


         1. The adoption of the Agreement and Plan of Merger between Ohio State Financial Services, Inc. and Advance Financial Bancorp, dated April 18, 2001, which provides for the acquisition of OSFS by Advance Financial, and the related Plan of Merger between OSFS and AFB Acquisition Subsidiary, Inc.



         [ ] FOR                [ ] AGAINST                 [ ] ABSTAIN


         2. In their discretion, upon such other business incident to the conduct of the Special Meeting as may properly come before the Special Meeting or any adjournment or postponement thereof, including adjournment to allow for additional solicitation of shareholder votes in order to obtain the required vote to approve and adopt the Agreement and Plan of Merger and to approve the transactions contemplated by the Agreement and Plan of Merger.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OSFS.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER BETWEEN OSFS AND ADVANCE FINANCIAL.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Special Meeting of Shareholders of OSFS and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated:                                      Dated:
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